UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under Rule 14a-12

Mueller Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MUELLER INDUSTRIES

2025 Annual Report
2026 Proxy Statement

WATER | OIL | GAS

MUELLER INDUSTRIES

HVAC & REFRIGERATION

ELECTRICAL

CONEX
CABLE, LLC

INDUSTRIAL

RESULTS AT A GLANCE

SUMMARY OF OPERATIONS (Dollars in thousands except per share data)	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Net sales	4,178,547	3,768,766	3,420,345	3,982,455	3,769,345
Operating income	958,542	770,389	756,053	877,149	655,845
Net income	765,191	604,879	602,897	658,316	468,520
EBITDA(1)	1,027,103	823,522	796,007	920,880	701,235
Adjusted EBITDA(1)	963,813	817,742	778,662	914,507	645,535
Diluted earnings per share	6.86	5.31	5.30	5.82	4.12
Dividends per share	1.00	0.80	0.60	0.50	0.26

SUMMARY OF CASH FLOW
Cash Flow from Operations	755,444	645,908	672,766	723,943	311,701
Capital Expenditures	68,805	80,203	54,025	37,639	31,833
Free-Cash Flow(2)	686,639	565,705	618,741	686,304	279,868

SIGNIFICANT YEAR-END DATA
Cash, cash equivalents and ST investments	1,389,736	1,059,103	1,269,039	678,881	87,924
Total Assets	3,733,029	3,290,906	2,759,301	2,242,399	1,728,936
Total Debt	—	1,094	981	2,029	1,875
Ratio of current assets to current liabilities	5.9 to 1	5.1 to 1	6.4 to 1	4.4 to 1	2.7 to 1
Book value per share(3)	28.87	24.38	20.48	15.71	10.67

2025 HIGHLIGHTS

GROSS MARGIN	FREE CASH FLOW

(1)	EBITDA and Adjusted EBITDA are non-GAAP financial measures. See Appendix A for a reconciliation of Adjusted EBITDA to our results reported under GAAP.
(2)	Free cash flow is a non-GAAP financial measure, which represents cash flow from operations minus capital expenditures. Both cash flow from operations and capital expenditures presented above are as reported in the Company’s Annual Report on Form 10-K for the years presented.
(3)	Adjusted for the two-for-one stock split that occurred on October 20, 2023.

MESSAGE FROM
OUR CHAIRMAN

GREG CHRISTOPHER

CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

Dear Stockholders:

I am pleased to report that our Company delivered another year of strong performance in 2025. Despite weakened conditions across most of the markets we serve, we achieved record financial results and further strengthened our balance sheet.

Our operating income, which exceeded $950 million, capped the strongest year in our Company’s history. In addition, we generated $755 million in cash from operations and ended the year with a record $1.4 billion in cash on hand and zero debt.

In 2025, we raised our regular quarterly dividend by 25%, our fifth consecutive annual increase above 20%. For 2026, we have announced another 40% increase to the dividend, raising it from $1.00 to $1.40 per share on an annual basis.

REGULAR DIVIDENDS PER SHARE
(all data adjusted for the two-for-one stock split in 2023)
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.26
$0.50
$0.60
$0.80
$1.00
$1.40
2021
2022
2023
2024
2025
2026*

*announced

We also repurchased $244 million of our common stock in 2025. An important component of our overall capital allocation strategy, we will maintain our opportunistic approach to share repurchases, as they reinforce our confidence in the long-term value of our business.

All told, we have delivered a 46% annual return to shareholders with a three-year average return of 58%. Since launching our first strategic plan in 2012, we have achieved an extraordinary 14-year CAGR in total shareholder return of 20%.

Our 2025 results are even more notable given the backdrop against which they were achieved. Several of our key international markets, including the UK, Canada, the Middle East, and South Korea, experienced further deterioration from the previous year. Here in the U.S., unfavorable conditions included continued weakness in the residential construction market, largely due to elevated interest rates. In addition, newly implemented tariff policies inflated costs and disrupted supply chains.

2025 Operational Achievements

While we are gratified by the Company’s financial performance in 2025, we are just as proud of the work we accomplished to position our operations for long-term success. We begin 2026 on solid ground, thanks to several initiatives we advanced that will begin contributing meaningfully to our results in the coming year. They include, among others:

•	The integration of our Elkhart Products business (acquired in 2024) with our Mueller solder fitting manufacturing platform, thereby consolidating three locations into two. In addition, we completed the consolidation of our Streamline and Elkhart Products wholesale box distribution centers within our Wynne, Arkansas distribution campus.
•	The reshoring of our plumbing press fitting manufacturing into the U.S. The initial phase is now behind us, and we aim to substantially complete this project by the end of 2026. Once we do, we will further consolidate our solder fitting manufacturing from two sites into one.
•	The continued rationalization of our two flex duct businesses, which included the consolidation of three less cost-efficient manufacturing sites into other existing locations.
•	The formation of a new integrated brass machining and forging business based out of our previously shuttered facility in Belding, Michigan, which we have revived and modernized.
•	The conversion of our Nehring and Conex electrical businesses (acquired in 2024) onto our enterprise resource planning (ERP) system, a necessary step in preparing for future growth in the electrical space.
•	Various other initiatives that will help us address the disruptions caused by the tariffs and ensure we have the domestic capacity and flexibility needed to fully capture the tariffs’ anticipated ultimate benefits.

Our 2030 Strategic Plan

We are particularly excited that in 2025, we finalized and launched our 2030 Strategic Plan. Our third such effort, the Plan is a comprehensive strategic framework built from the bottom-up with the ambitious goal of achieving $1.5 billion in operating income, double our 2024 baseline.

The key priorities of the 2030 Strategic Plan include:

•	Investing in our Core. We remain committed to our goal of being the lowest cost producer, through continued investments to modernize, automate, increase capacity and improve quality.
•	Expanding Downstream Capabilities. We look to continue to invest in spaces we know well, and to pursue growth that leverages our vast skills and resources through vertical integration.
•	Accelerating Growth. We seek to build upon the momentum of recent acquisitions in the HVAC and Electrical markets and to pursue further expansion through targeted capital investments and acquisitions that will fortify those businesses.

Advancing these priorities will require substantial investments, and we have the capital necessary to pursue them. Specifically, we expect annual capital expenditures to increase modestly relative to historical levels, as we seek to grow, automate and modernize our operations. In addition, we are evaluating plans to invest between $300-$500 million in strategic capital projects over the next three to five years to:

•	Expand our ability and capacity to refine secondary copper;
•	Deploy new copper tube manufacturing technologies in North America;
•	Develop our aluminum manufacturing competencies;
•	Enhance our joining products manufacturing capabilities; and
•	Broaden our U.S. distribution network

Developing our 2030 Strategic Plan has also given us the opportunity to evaluate how we view our overall portfolio of businesses. Looking ahead, we see our businesses as largely aligned to four market platforms: WOG (water, oil and gas infrastructure), HVACR, Electrical and Industrial. Within each, we will leverage the strength of our legacy brands and pursue growth, both organically and through acquisition.

Conclusion

Although we anticipate challenging market conditions to persist during the first half of 2026, particularly in our international markets, we nonetheless expect them to improve later in the year. In the U.S., there are positive signs that improvement may come sooner. As for the tariffs, given our strong and growing U.S. footprint, we maintain our belief that near-term disruptions notwithstanding, the current administration’s trade policies will ultimately benefit our Company.

As conditions improve, we are well-positioned to thrive. With important operational improvements under our belt, a sound strategic direction and ample resources, we see many great opportunities on the horizon. And as the year progresses, our anticipated strong cash generation will even further bolster our already exceptional balance sheet to support our top capital deployment priorities: internal capital investments and growth through acquisition.

Reflecting upon the achievements of the past year, and looking toward the future, we are reminded that the strength of our Company lies with our outstanding people, whose dedication and commitment drive our success. We remain equally grateful for the continued partnership and trust of our customers and stockholders.

Very truly yours,

Greg Christopher

Chairman & CEO

THURSDAY, MAY 7, 2026 8:00 A.M., Central Time 150 Schilling Boulevard Collierville, Tennessee 38017

NOTICE

of Annual Meeting of Stockholders

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

BY INTERNET http://www.proxyvote.com

BY TELEPHONE Call the telephone number on your proxy card.

BY MAIL Mark, date, sign and return your proxy card in the enclosed envelope

IN PERSON Attend the Annual meeting at the Company’s headquarters.

It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to mark, date and sign the enclosed proxy card and return it in the enclosed self-addressed envelope, which requires no postage if mailed in the United States.

PURPOSE

To vote on three proposals:

1.	To elect eight directors, each to serve on the Company’s Board of Directors (the “Board of Directors” or the “Board”), until the next annual meeting of stockholders (tentatively scheduled for May 6, 2027), or until his or her successor is elected and qualified;
2.	To consider and act upon a proposal to approve the appointment of Ernst & Young LLP, independent registered public accountants, as auditors of the Company for the fiscal year ending December 26, 2026; and
3.	To conduct an advisory vote on the compensation of the Company’s named executive officers (“NEOs”).

To conduct and transact such other business as may properly be brought before the Annual Meeting and any adjournment thereof.

RECORD DATE

Only stockholders of record at the close of business on March 12, 2026, will be entitled to notice of and vote at the Annual Meeting or any adjournment(s) thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be prepared and maintained at the Company’s corporate headquarters at 150 Schilling Boulevard, Suite 100, Collierville, Tennessee 38017. This list will be available for inspection by stockholders of record during normal business hours for a period of at least 10 days prior to the Annual Meeting.

/s/ Christopher J. Miritello
Christopher J. Miritello Corporate Secretary March 26, 2026

MUELLER INDUSTRIES • 2026 PROXY STATEMENT	6

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PROXY SUMMARY

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION IN THIS PROXY STATEMENT. PLEASE REVIEW THE ENTIRE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K BEFORE VOTING YOUR SHARES.

— INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

We are providing you with these proxy materials in connection with the solicitation by the Board of Directors of Mueller Industries, Inc. (the “Company”) of proxies for our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at 8:00 A.M. Central time on Thursday, May 7, 2026, at our corporate headquarters located at 150 Schilling Boulevard, Collierville, Tennessee 38017.

Notice of the availability of this Proxy Statement, together with the Company’s Annual Report for the fiscal year ended December 27, 2025, is first being mailed to stockholders on or about March 26, 2026. Pursuant to rules adopted by the Securities and Exchange Commission, the Company is providing access to its proxy materials over the Internet at http://www.proxyvote.com.

When a proxy card is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder’s directions appearing on the card. If the proxy card is signed and returned without directions, the shares will be voted for the nominees named herein and in accordance with the recommendations of the Board of Directors as set forth herein. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by giving written notice to the secretary of the Annual Meeting or by casting a ballot at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by election inspectors appointed for the Annual Meeting. The election inspectors will also determine whether a quorum is present. The holders of a majority of the shares of common stock, $.01 par value per share (“Common Stock”), outstanding and entitled to vote who are present either in person or represented by proxy will constitute a quorum for the Annual Meeting.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

Record Date: March 12, 2026

MUELLER INDUSTRIES • 2026 PROXY STATEMENT	7

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— 2025 PERFORMANCE

(1)	Adjusted operating income and adjusted EBITDA are non-GAAP financial measures which exclude certain items in order to better reflect results of ongoing operations. See Appendix A for a reconciliation of non-GAAP financial measures to our results reported under GAAP.

— ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Place:	Record Date:
Thursday, May 7, 2026	150 Schilling Boulevard	March 12, 2026
8:00 A.M., Central Time	Collierville, Tennessee 38017

— AGENDA AND VOTING MATTERS

We are asking you to vote on the following proposals at the Annual Meeting:

Proposal	Board Recommendation	Page Reference
Proposal 1 – Election of Directors	FOR each nominee	12
Proposal 2 – Approval of Auditor	FOR	22
Proposal 3 – Say-on-Pay	FOR	24

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Set forth below is a summary of the voting requirements and related matters for each of the proposals:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes”(1)
Election of Directors	For or withhold on each nominee	Directors are elected by a plurality of the votes cast, which means that the individuals who receive the greatest number of votes cast “For” are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting.(2)	No effect	No effect
Appointment of Ernst & Young as auditors for 2026 fiscal year	For, against, or abstain	The affirmative vote of a majority of the outstanding shares of the Company present in person or by proxy at the Annual Meeting and entitled to vote thereon.	Treated as votes against	Brokers expected to have discretion to vote
Advisory vote on the compensation of the Company’s named executive officers	For, against, or abstain	The affirmative vote of a majority of the outstanding shares of the Company present in person or by proxy at the Annual Meeting and entitled to vote thereon.	Treated as votes against	No effect
(1)	A broker non-vote generally occurs when a broker is not permitted to vote on a matter without instructions from a customer having beneficial ownership in the securities and has not received such instructions. Broker non-votes will not be counted as shares entitled to vote on the relevant proposal.
(2)	The Board of Directors has adopted a majority vote policy in uncontested elections. The election of directors solicited by the Proxy Statement is an uncontested election. In the event that a nominee for election in an uncontested election receives a greater number of votes “Withheld” for his or her election than votes “For” such election, such nominee will tender an irrevocable resignation to the Nominating and Governance Committee, which will decide whether to accept or reject the resignation and submit such recommendation for prompt consideration by the Board of Directors no later than ninety (90) days following the uncontested election.

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— PROPOSAL 1: ELECTION OF DIRECTORS

The following table provides summary information about each director nominee. The Board of Directors believes that these nominees reflect an appropriate composition to effectively oversee the performance of management in the execution of the Company’s strategy, and as such, recommends a vote “for” each of the eight nominees listed below.

Name	Age	Director Since	Primary Occupation	Independence	Committee Memberships	Current Other Public Boards
Gregory L. Christopher Chairman and Chief Executive Officer	64	2010	Chief Executive Officer, Mueller Industries, Inc.	N	None	None
Elizabeth Donovan	73	2019	Retired, Chicago Board Options Exchange	Y	N*, C	None
William C. Drummond	72	2022	Principal, The Marston Group PLC	Y	A	None
Gary S. Gladstein	81	2000	Private Investor, Consultant	Y	C*	None
Scott J. Goldman	73	2008	Chief Executive Officer, TextPower, Inc.	Y	A*	None
John B. Hansen	79	2014	Retired Executive Vice President, Mueller Industries, Inc.	Y	C	None
Terry Hermanson Lead Independent Director since January 1, 2019	83	2003	Chairman, Mr. Christmas Inc.	Y	N	None
Charles P. Herzog, Jr.	68	2017	Co-Founder and Principal, Atadex LLC & Vypin LLC	Y	A, N	None

A = Audit Committee

C = Compensation and Personnel Development Committee

N = Nominating and Governance Committee

* = Chair

Director Experiences and Skills

— PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

We ask our stockholders to approve the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 26, 2026. Below is summary information about fees paid to EY for services provided in 2025 and 2024:

	2025	2024
Audit Fees	$4,548,071	$4,477,344
Audit-Related Fees	$362,081	$220,728
Tax Fees	$484,767	$515,302
All Other Fees	—	—
	$5,394,919	$5,213,374

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— PROPOSAL 3: ADVISORY VOTE TO APPROVE COMPENSATION OF NEOs

We are seeking your advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement. Our executive officers are responsible for achieving long-term strategic goals, and as such, their compensation is weighted toward rewarding long-term value creation for stockholders. Beyond base salary and traditional benefits, we maintain an annual cash incentive compensation program that is driven by a pay for performance philosophy and based on ambitious performance targets both at the Company and business line levels. We also maintain a long-term equity incentive compensation program, the primary objective of which is to motivate and retain top talent — a particularly vital goal given the uniquely competitive industry in which we operate. Accordingly, we utilize a combination of extended time-vesting schedules and performance-based vesting criteria to encourage executives and associates alike to enjoy lengthy tenures at the Company, develop industry expertise and relationships, ensure sound transition and succession planning, and drive our long-term success.

Our emphasis on a pay for performance compensation model is best illustrated in the following charts, which show that in 2025, a substantial majority of our NEOs’ overall compensation — consisting of target long-term and short-term incentive compensation combined — is performance-based or “at risk.”

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PROPOSAL 1:

ELECTION OF DIRECTORS

Eight director nominees will be elected at the Annual Meeting, each to serve until the next annual meeting (tentatively scheduled for May 6, 2027), or until the election and qualification of their successors. At the recommendation of the Nominating and Governance Committee, the Board has nominated the following persons to serve as directors for the term beginning at the Annual Meeting: Gregory L. Christopher, Elizabeth Donovan, William C. Drummond, Gary S. Gladstein, Scott J. Goldman, John B. Hansen, Terry Hermanson and Charles P. Herzog, Jr. (collectively, the “Nominees”).

Directors are elected by a plurality of the votes cast, which means that the individuals who receive the greatest number of votes cast “For” are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting. Consequently, any shares not voted “For” a particular director (whether as a result of a direction to withhold or a broker non-vote) will not be counted in such director’s favor.

The Board of Directors has adopted a majority vote policy in uncontested elections. An uncontested election means any stockholders meeting called for purposes of electing any director(s) in which (i) the number of director nominees for election is equal to the number of positions on the Board of Directors to be filled through the election to be conducted at such meeting, and/or (ii) proxies are being solicited for the election of directors solely by the Company.

The election of directors solicited by this Proxy Statement is an uncontested election. In the event that a nominee for election in an uncontested election receives a greater number of votes “Withheld” for his or her election than votes “For” such election, such nominee will tender an irrevocable resignation to the Nominating and Governance Committee, which will decide whether to accept or reject the resignation and submit such recommendation for prompt consideration by the Board of Directors no later than ninety (90) days following the uncontested election.

— SELECTING NOMINEES TO THE BOARD

The Nominating and Governance Committee considers, among other things, the following criteria in selecting and reviewing director nominees:

•	personal and professional integrity, and the highest ethical standards;
•	skills, business experience and industry knowledge useful to the oversight of the Company based on the perceived needs of the Company and the Board at any given time;
•	the ability and willingness to devote the required amount of time to the Company’s affairs, including attendance at Board and committee meetings;
•	the interest, capacity and willingness to serve the long-term interests of the Company; and
•	the lack of any personal or professional relationships that would adversely affect a candidate’s ability to serve the best interests of the Company and its stockholders.

The Nominating and Governance Committee also assesses the contributions of the Company’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members consider such factors as they determine appropriate, including recommendations made by the Board of Directors.

As reflected in its formal charter, the Nominating and Governance Committee considers the diversity of the Board and employees to be a tremendous asset. The Company is committed to maintaining a highly qualified and diverse Board of Directors, and as such, all candidates are considered regardless of their age, gender, race, color of skin, ethnic origin, political affiliation, religious preference, sexual orientation, country of origin, disability or any other category.

Through charter amendments enacted in February 2023, the Nominating and Governance Committee reaffirmed its commitment to including, in each search, qualified candidates who reflect diverse backgrounds, including diversity of gender and race. Moreover, the Nominating and Governance Committee will consider all candidates irrespective of whether their backgrounds include work in the corporate, academic, government or non-profit sectors. These efforts to promote diversity are assessed annually to assure that the Board contains a balanced and effective mix of individuals capable of advancing the Company’s long-term interests.

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The Nominating and Governance Committee does not consider individuals nominated by stockholders for election to the Board. The Board believes that this is an appropriate policy because the Company’s Restated Certificate of Incorporation and Amended and Restated By-laws (“Bylaws”) allow a qualifying stockholder to nominate an individual for election to the Board, said nomination of which can be brought directly before a meeting of stockholders. Procedures and deadlines for doing so are set forth in the Bylaws, the applicable provisions of which may be obtained, without charge, on the Company’s website or upon written request to the Secretary of the Company at the address set forth herein.

The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the Bylaws. See “Stockholder Nominations for Board Membership and Other Proposals for 2026 Annual Meeting.”

— DIRECTOR NOMINEE BIOGRAPHIES

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR EACH OF THE NOMINEES.

GREGORY L. CHRISTOPHER Chairman of the Board and Chief Executive Officer
Age 64 Director Since 2010	Mr. Christopher has served as Chairman of the Board of Directors since January 1, 2016. Mr. Christopher has served as Chief Executive Officer of the Company since October 30, 2008. Prior to that, he served as the Company’s Chief Operating Officer and President of the Standard Products Division.

ELIZABETH DONOVAN
Age 73 Director Since 2019

Ms. Donovan was an early member, and at the time, one of the few women on the Chicago Board Options Exchange. She subsequently became an independent broker representing major institutional options orders and has been retired from employment for more than five years.

Ms. Donovan was nominated to serve as a director of the Company because of her knowledge of market dynamics and institutional trading practices, knowledge acquired through her 18-year tenure as a fiduciary representative amidst an array of market conditions. She currently serves as Chairwoman of the Nominating and Governance Committee, and is also a member of the Compensation and Personnel Development Committee.

WILLIAM C. DRUMMOND
Age 72 Director Since 2022

Mr. Drummond, a Certified Public Accountant, has served as a Principal of The Marston Group PLC, a CPA and advisory firm, since 2013. Prior to that, he was a Partner at EY.

Mr. Drummond was nominated to serve as a director of the Company because of his strength in the area of accounting, combined with his financial acumen, and his knowledge of and experience with tax and audit matters. He currently serves on the Audit Committee.

GARY S. GLADSTEIN
Age 81 Director Since 2000

Mr. Gladstein served as Chairman of the Board of Directors from 2013 to 2015, and was previously a director of the Company from 1990 to 1994. Mr. Gladstein is currently an independent investor and consultant. From the beginning of 2000 to August 31, 2004, Mr. Gladstein was a Senior Consultant at Soros Fund Management. He was a partner and Chief Operating Officer at Soros Fund Management from 1985 until his retirement at the end of 1999. During the past five years, Mr. Gladstein also served as a director of Inversiones y Representaciones Sociedad Anónima, Darien Rowayton Bank and a number of private companies.

Mr. Gladstein was nominated to serve as a director of the Company because of his financial and accounting expertise, combined with his years of experience providing strategic advisory services to complex organizations. In addition, having been a member of the compensation, audit and other committees of public company boards, Mr. Gladstein is deeply familiar with corporate governance issues. He currently serves as Chairman of the Compensation and Personnel Development Committee.

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SCOTT J. GOLDMAN
Age 73 Director Since 2008

For 13 years, Mr. Goldman has served as Chief Executive Officer of TextPower, Inc., which provides software-integrated text messaging alerts to utilities, municipalities and courts. He holds multiple patents for cybersecurity-related authentication technologies and speaks, writes and educates executives about cybersecurity matters. He has assisted Fortune 1000 companies in licensing, developing, building and operating wireless technologies and systems around the world.

Mr. Goldman was nominated to serve as a director of the Company because of his extensive experience with cybersecurity, advanced technologies and global market strategies. He currently serves as Chairman of the Audit Committee.

JOHN B. HANSEN
Age 79 Director Since 2014

Prior to his retirement as an Executive Vice President of the Company in 2014, Mr. Hansen served the Company in a variety of roles, including President-Plumbing Business, President-Manufacturing Operations and Senior Vice President – Strategy and Industry Relations.

Mr. Hansen was nominated to serve as a director because of his extensive industry experience and deep knowledge of the Company, its full array of operations and the global markets it serves. He currently serves on the Compensation and Personnel Development Committee.

TERRY HERMANSON Lead Independent Director
Age 83 Director Since 2003

Mr. Hermanson has been the principal of Mr. Christmas Incorporated, a wholesale merchandising company, since 1978, and presently serves as its Chairman.

Mr. Hermanson was nominated to serve as a director of the Company because of his extensive experience in manufacturing, importing, sales, international business and strategic planning. In addition to serving as Lead Independent Director, Mr. Hermanson is also a member of the Nominating and Governance Committee.

CHARLES P. HERZOG, JR.
Age 68 Director Since 2017

Since 2010, Mr. Herzog has been a principal at Atadex LLC, a firm he co-founded. He co-founded a second firm, Vypin LLC, in 2016. Atadex and Vypin provide advanced technological and data delivery solutions to support the transportation logistics industry.

Mr. Herzog was nominated to serve as a director of the Company based on his extensive knowledge of the transportation logistics industry, and the developing technologies that support it. He currently serves as a member of the Audit Committee and the Nominating and Governance Committee.

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CORPORATE GOVERNANCE

— GOVERNANCE HIGHLIGHTS

Our Board of Directors’ commitment to sound governance practices is embodied in its Corporate Governance Guidelines, which are periodically reviewed in light of evolving trends, regulations and related disclosure requirements. These practices include the following:

Board Independence	• Seven of our eight director nominees are independent. • Our CEO is our only management director.
Board Composition	• All Board members are elected annually. • The Board annually evaluates its performance and the performance of its committees.
Board Committees	• We have three committees: Audit; Compensation and Personnel Development; and Nominating and Governance • All committees are composed entirely of independent directors.
Leadership Structure

•

Our Board has a Lead Independent Director who liaises between our CEO & Chairman and other directors.

•

Among other duties, our Lead Independent Director chairs executive sessions of our independent directors.

Environmental, Social & Governance (ESG) Oversight	• Our Nominating & Governance Committee oversees our ESG program, and delegates such responsibilities to other committees, subcommittees or the full Board of Directors as necessary.
Open Communication	• We encourage open communication and strong working relationships among the Lead Independent Director, Chairman and other directors • Our directors have direct access to management
Stock Ownership	• Our directors are subject to stock ownership requirements.

— DIRECTOR INDEPENDENCE

In order for a director to qualify as “independent,” our Board of Directors must affirmatively determine, consistent with NYSE rules, that the director has no material relationship with the Company that would impair the director’s independence. Our Board of Directors undertook its annual review of director independence in February 2026. In applying the NYSE standards for independence, and after considering all relevant facts and circumstances, our Board of Directors affirmatively determined that all directors, with the exception of Mr. Christopher, are “independent.” In the course of the Board of Directors’ determination regarding the independence of each non-management director, the Board considered for:

•	Mr. Drummond, the fact that although he was previously a partner with EY, the Company’s independent auditing firm, he retired from EY in 2012, and the Company has received written confirmation from EY that (i) all independence issues related to his service on the Board of Directors have been resolved, (ii) Mr. Drummond would not be receiving any unfunded retirement benefits from EY, and (iii) all other non-pension related financial ties and firm amenities had been settled.
•	Mr. Hansen, the fact that while he was previously an executive officer of the Company (until his retirement on April 30, 2014), more than five years have lapsed since the termination of his employment relationship with the Company.

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— BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors and its committees meet regularly throughout the year, and may also hold special meetings and act by written consent from time to time. In 2025, the Board of Directors held four regularly scheduled meetings and one special meeting. During this time, our directors attended 100% of our Board of Directors meetings and meetings of the committees on which they served.

Three standing committees have been convened to assist the Board of Directors with various functions: the Audit Committee, the Compensation and Personnel Development Committee, and the Nominating and Governance Committee. Each committee operates pursuant to a formal charter that may be obtained, free of charge, at the Company’s website at www.muellerindustries. com, or by requesting a print copy from our Corporate Secretary at the address listed herein.

AUDIT COMMITTEE
Current Members: Scott J. Goldman (Chairman) William C. Drummond Charles P. Herzog, Jr. Meetings in 2025: 6

The Audit Committee assists the Board of Directors in fulfilling its oversight functions with respect to matters involving financial reporting, independent and internal audit processes, disclosure controls and procedures, internal controls over financial reporting, related-party transactions, employee complaints, cybersecurity and risk management. In particular, the Audit Committee is responsible for:

•

appointing, retaining, compensating and evaluating the Company’s independent auditors;

•

reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements, and accounting policies;

•

reviewing the effectiveness of the Company’s internal audit procedures and personnel;

•

reviewing, evaluating and assessing the Company’s risk management programs, including with respect to cybersecurity;

•

reviewing the Company’s policies and procedures for compliance with disclosure requirements concerning conflicts of interest and the prevention of unethical, questionable or illegal payments; and

•

making such other reports and recommendations to the Board of Directors as it deems appropriate.

The Board of Directors has determined that each Audit Committee member meets the standards for independence required by the New York Stock Exchange (the “NYSE”) and applicable SEC rules. Moreover, it has determined (i) that all members of the Audit Committee are financially literate; and (ii) that William C. Drummond possesses accounting and related financial management expertise within the meaning of the listing standards of the NYSE, and therefore is an audit committee financial expert within the meaning of applicable SEC rules. In accordance with the rules and regulations of the SEC, the above paragraph regarding the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Exchange Act or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

COMPENSATION AND PERSONNEL DEVELOPMENT COMMITTEE
Current Members: Gary S. Gladstein (Chairman) Elizabeth Donovan John B. Hansen Meetings in 2025: 4

The Compensation and Personnel Development Committee has oversight responsibility with respect to compensation and various other human capital related issues. Pursuant to its charter, the Compensation and Personnel Development Committee is responsible for, among other things:

•

providing assistance to the Board of Directors in discharging the Board of Directors’ responsibilities related to executive and employee compensation and benefits; management organization; employee recruitment, engagement and retention; training and talent development; performance evaluation; succession planning; workplace culture; and employee health and safety; and

•

making such recommendations to the Board of Directors as it deems appropriate.

NOMINATING AND GOVERNANCE COMMITTEE
Current Members: Elizabeth Donovan (Chairwoman) Terry Hermanson Charles P. Herzog, Jr. Meetings in 2025: 2

The Nominating and Governance Committee is responsible for:

•

recommending director nominees to the Board of Directors;

•

recommending committee assignments and responsibilities to the Board of Directors;

•

overseeing the evaluation of the Board of Directors and management effectiveness;

•

developing and recommending to the Board of Directors corporate governance guidelines;

•

reviewing the Company’s implementation of procedures for identifying, assessing, monitoring, managing and reporting on ESG risks and opportunities related to the Company’s business; and

•

delegating responsibilities to other Committees of our Board, subcommittees or the full Board as it deems appropriate, including with respect to ESG matters.

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— BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors is actively involved in oversight of risks that could affect the Company. These efforts can be summarized as follows:

Board of Directors

Oversees the full range of generalized risks affecting the Company, including strategic, reputational and operational risks, combined with the risk management activities of management and the Board Committees

Audit Committee

Oversees risk management processes related to financial reporting, internal controls and financial risks, including cybersecurity

Compensation and Personnel Development Committee

Oversees risks related to compensation and other human capital related policies and practices, including the attraction, development and retention of organizational talent, workplace culture and other management succession risks

Nominating and Governance Committee

Oversees risks related to Board composition and succession, as well as environmental, social, and governance (ESG) matters

Management

Handles day-to-day risk management at the Company

— STANDARDS OF CONDUCT

The Board of Directors has adopted various policies, including a comprehensive set of Corporate Governance Guidelines, by which the Company is governed. These policies are designed to promote sound corporate governance and prudent stewardship of the Company, both by the Board of Directors and management.

Anti-Pledging Policy

The Corporate Governance Guidelines prohibit the future pledging of the Company’s common stock as security under any obligation by our directors and executive officers.

Insider Trading and Anti-Hedging Policy

The Company maintains a policy that mandates compliance with insider trading laws and institutes safeguards to mitigate the risk of insider trading. Further, the Corporate Governance Guidelines prohibit any director, officer or employee of the Company from engaging in short sales, transactions in derivative securities (including put and call options), or other forms of hedging and monetization transactions, such as zero-cost collars, equity swaps, exchange funds and forward sale contracts, that allow the holder to limit or eliminate the risk of a decrease in the value of the Company’s securities.

Recovery Policy

In November 2023, the Board of Directors approved an enhanced policy for the recovery of erroneously awarded compensation (“Recovery Policy”), which is published on the Company’s website and is intended to satisfy the requirements under applicable law and NYSE listing rules. The Recovery Policy provides that if the Company is required to restate its financial results due to material noncompliance with any financial reporting requirements under the securities laws, the Company shall promptly take action to recoup from any current or former executive officer any incentive-based compensation received in excess of what would have been received based on the Company’s restated financial results, as

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determined by the Compensation and Personnel Development Committee. The Company’s right of recoupment pursuant to the Recovery Policy applies to all incentive-based compensation received during the three-year period preceding the earlier of (i) the date on which the Company concludes (or reasonably should have concluded) that it is required to prepare an accounting restatement, or (ii) the date a legally authorized body directs the Company to prepare such restatement. Those subject to the Recovery Policy include, the Company’s NEOs and controller, business unit presidents and vice presidents, and any other officers or members of management who perform policy-making functions. The Company may not indemnify any executive officer for the loss of any erroneously awarded incentive-compensation that is repaid, returned or recovered under the terms of the Recovery Policy. Compensation earned prior to October 2, 2023 remains subject to the Company’s previous recovery policy under its Corporate Governance Guidelines.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment. The Code of Business Conduct and Ethics is applicable to all of the Company’s officers, directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

Director Responsibilities

It is the duty of the Board of Directors to serve as prudent fiduciaries for stockholders and to oversee the management of the Company’s business. Accordingly, the Corporate Governance Guidelines include specifications for director qualification and responsibility, attendance, access to officers and employees, compensation, orientation, continuing education and self-evaluation.

The Company’s policy is that all members of the Board of Directors attend annual meetings of stockholders, except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance with the Chairman of the Board. To accommodate travel and logistics related to another Board meeting, the Chairman was present but excused all non-management members of the Board from attending the 2025 annual meeting of stockholders in person.

Where to Find Our Key Governance Policies: The Corporate Governance Guidelines and Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website at www.muellerindustries.com, or may be requested in print by any stockholder.

— COMMUNICATION WITH THE BOARD OF DIRECTORS

Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, including the non-management directors as a group, may do so by directing a written request addressed to such directors or director in care of the Chairman of the Nominating and Governance Committee, Mueller Industries, Inc., 150 Schilling Boulevard, Suite 100, Collierville, Tennessee 38017. Communication(s) directed to the Chairman will be relayed to him, except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended director except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

— RELATED PARTY TRANSACTIONS

Related party transactions may present potential or actual conflicts of interest, and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. Management carefully reviews all proposed related party transactions (if any), other than routine banking transactions, to determine if the transaction is on terms comparable to those that could be obtained in an arms-length transaction with an unrelated third party. Management reports to the Audit Committee, and then to the Board of Directors on all proposed material related party transactions. Upon the presentation of a proposed related party transaction to the Audit Committee or the Board of Directors, the related party is excused from participation in discussion and voting on the matter.

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— CORPORATE SUSTAINABILITY

The Company assesses and manages ESG considerations that may be material to the long-term sustainability of our business. Pursuant to its charter, the Nominating and Governance Committee is responsible for reviewing and discussing with management the Company’s implementation of procedures for identifying, assessing, monitoring, managing and reporting on the ESG and sustainability risks and opportunities related to the Company’s business. In so doing, it may form subcommittees or delegate responsibility to other Committees of the Board or the full Board of Directors as it deems appropriate. Among other matters, we focus on such issues as workplace health and safety, environmental stewardship, business ethics and compliance, supply chain management and the development of human capital. We also focus outwardly on the communities in which we operate, including through a foundation that makes charitable contributions to various causes and organizations. ESG-related risks and opportunities are integral to our strategic decision-making. Such matters are addressed by senior management and subject to the oversight of the Nominating and Governance Committee and the full Board of Directors. The Company also prioritizes the enhanced reporting and disclosure of the ESG-related risks and opportunities relating to its business and associated metrics. The Company publishes an annual Sustainability Report, which is available on the Company’s website at www.muellerindustries.com/sustainability.

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2025 DIRECTOR COMPENSATION

— ELEMENTS OF DIRECTOR COMPENSATION

Our non-employee director compensation for 2025 was awarded in a combination of cash and equity, as shown below:*

Annual fee for the Lead Independent Director.	For serving as Lead Independent Director, Mr. Hermanson received an annual fee of $90,000.
Annual fee for other directors	All other non-employee directors received an annual fee of $80,000.
Meeting fees	• $3,000 per Audit Committee meeting attended • $1,500 per Compensation and Personnel Development Committee, or Nominating and Governance Committee meeting attended
Annual fees for Committee Chairs	• $25,000 for the Audit Committee Chair • $10,000 each for the Chairs of the Compensation and Personnel Development and Nominating and Governance Committees
Annual equity award	• All non-employee directors were granted 2,130 shares of stock on May 8, 2025 (which had an aggregate value of approximately $160,000 as of the grant date).

*	In his capacity as Chairman of the Board of Directors, Mr. Christopher received neither a retainer nor any meeting fees.

In addition, each director received reimbursement for such director’s expenses incurred in connection with any such Board or Committee meeting, and each Committee fee was paid whether or not such committee meeting was held in conjunction with a Board of Directors meeting.

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— 2025 NON-EMPLOYEE DIRECTOR COMPENSATION

The table below summarizes the total compensation we paid to our non-employee directors in connection with services provided during the fiscal year ended December 27, 2025.

Name	Fees Earned or Paid in Cash ($)	(1)	Stock Awards ($)	(2)	Total ($)
Elizabeth Donovan	119,000		160,027		279,027
William C. Drummond	118,000		160,027		278,027
Gary S. Gladstein	106,000		160,027		266,027
Scott J. Goldman	116,000		160,027		276,027
John B. Hansen	143,000		160,027		303,027
Terry Hermanson	113,000		160,027		273,027
Charles P. Herzog, Jr.	121,000		160,027		281,027
(1)	In addition to annual and meeting fees, non-employee directors each received a $20,000 award for their contributions to the Company’s record earnings performance in 2025.
(2)	Represents the aggregate grant date fair value of awards granted to our directors in 2025, as determined under Financial Accounting Standards Board Accounting Standards Codification 718. For information on the valuation assumptions with respect to awards made, refer to Note 18 - Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the fiscal year ended December 27, 2025. The amounts above reflect the Company’s aggregate expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors.

— STOCK OWNERSHIP POLICY FOR DIRECTORS

To further align the Company’s goal of aligning directors’ economic interests with those of stockholders, the Company has adopted stock ownership guidelines for its non-employee directors recommending that they hold equity interests of the Company (including vested and unvested interests, provided that with respect to options, only vested options that are exercisable within 60 days of the applicable measurement date will be counted) with a value equal to three times the annual cash director fee payable to each such director. All directors are expected to comply with the stock ownership guidelines within five years of being elected to the Board of Directors, and current directors should comply as soon as practicable. Director compliance with the stock ownership guidelines is monitored on an ongoing basis by the Company’s General Counsel.

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PROPOSAL 2:

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Ernst & Young LLP (“EY”) to audit and certify the Company’s financial statements for the fiscal year ended December 27, 2025, subject to ratification by the Company’s stockholders, which requires the affirmative vote of a majority of the outstanding shares of the Company present in person or by proxy at the Annual Meeting. If the appointment of EY is not so ratified, the Audit Committee will reconsider its action and will appoint auditors for the 2026 fiscal year without further stockholder action. Notwithstanding, the Audit Committee may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. Representatives of EY are expected to attend the Annual Meeting to answer questions and make a statement if they so choose.

Fees for EY’s audit and other services for each of the two fiscal years ended December 27, 2025 and December 28, 2024 are set forth below:

	2025	2024
Audit Fees	$4,548,071	$4,477,344
(professional services rendered for (i) the audit of the Company’s consolidated annual financial statements and internal controls over financial reporting, and (ii) reviews of interim/quarterly financial statements)
Audit-Related Fees (assurance and other services, including international accounting and reporting compliance)	$362,081	$220,728
Tax Fees (tax compliance, advice and planning)	$484,767	$515,302
All Other Fees	—	—
	$5,394,919	$5,213,374

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. Pre-approval is generally provided for up to one year, and any such pre-approval is detailed as to the particular service or category of services. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required periodically to report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. All of the services provided by the independent auditors during fiscal years 2025 and 2024, respectively, under the categories Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees described above were pre-approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE APPROVAL OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board’s (PCAOB) Auditing Standard No. 1301. In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Public Company Accounting Oversight Board’s Rule 3526, and considered the compatibility of non-audit services provided by the independent auditors with the auditor’s independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 27, 2025 for filing with the SEC. The Audit Committee and the Board has re-appointed, subject to stockholder approval, Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 26, 2026.

The Audit Committee is governed by a formal charter which can be accessed from the Company’s website at www.muellerindustries. com, or may be requested in print by any stockholder. The members of the Audit Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the NYSE listing standards and Rule 10A-3 of the Exchange Act.

Scott J. Goldman, Chairman
William C. Drummond
Charles P. Herzog, Jr.

(1)	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, and irrespective of any general incorporation language in any such filing.

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PROPOSAL 3:

ADVISORY VOTE ON APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Exchange Act, stockholders are being asked to vote on an advisory, non-binding basis, on the compensation of the Company’s named executive officers. Specifically, the following resolution will be submitted for a stockholder vote at the Annual Meeting, the approval of which will require the affirmative vote of a majority of the outstanding shares of the Company present in person or by proxy at the Annual Meeting and entitled to vote thereon:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers listed in the 2025 Summary Compensation Table included in the proxy statement for the 2026 Annual Meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section titled “Compensation Discussion and Analysis,” as well as the compensation tables and other narrative executive compensation disclosures thereafter.”

Although the stockholder vote is not binding on either the Board of Directors or the Company, the views of stockholders on these matters are valued and will be considered in addressing future compensation policies and decisions.

The Company’s Compensation and Personnel Development Committee is comprised of knowledgeable and experienced independent directors, who are committed to regular review and effective oversight of our compensation programs. The Company’s executive compensation program is grounded in a pay for performance philosophy, and accordingly, has been designed to motivate the Company’s key employees to achieve the Company’s strategic and financial goals, and to support the creation of long-term value for stockholders. Moreover, given the particularly competitive markets in which we operate and the nature of our business, a principal goal underlying the Company’s long-term incentive compensation program specifically is the long-term retention and motivation of critical executives and business leaders, to ensure that the Company will continue to benefit from an exceptionally strong leadership team that will be well positioned to develop sound transition and succession plans for its key executives as such needs arise in the future. The Company’s success depends upon their leadership, judgment and experience, and as such, our compensation program is designed to promote their enduring commitment to the Company. We encourage stockholders to read the Executive Compensation section of this proxy statement, including the Compensation Discussion and Analysis (CD&A) and compensation tables, for a more detailed discussion of the Company’s compensation programs and policies, and how they are appropriate and effective in promoting growth, creating value, and retaining key members of our team.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

EXECUTIVE SUMMARY	25
DETERMINATION OF EXECUTIVE COMPENSATION	27
ELEMENTS OF COMPENSATION	27
COMPENSATION RISK MANAGEMENT	32

— EXECUTIVE SUMMARY

This Compensation Discussion and Analysis (“CD&A”) provides an overview of how our named executive officers were compensated in 2025, as well as how this compensation furthers our established compensation philosophy and objectives.

Our Named Executive Officers

The Company’s NEOs for fiscal year 2025 were:

GREGORY L. CHRISTOPHER	JEFFREY A. MARTIN	STEFFEN SIGLOCH(1)	CHRISTOPHER J. MIRITELLO
Chief Executive Officer & Chairman	Executive Vice President, Chief Financial Officer & Treasurer	Chief Manufacturing Officer	Executive Vice President, General Counsel & Secretary

(1)	As previously disclosed by the Company in a Form 8-K filing dated June 10, 2025, effective as of August 1, 2025, Mr. Sigloch transitioned from his executive position as Chief Manufacturing Officer of the Company. He remains employed by the Company in the role of Strategic Advisor for Industry Relations, and, in that non-executive role, he advises the Company and assists on projects utilizing his specialized expertise.

Our Compensation Philosophy and Guiding Principles

We believe in a pay for performance philosophy, such that a material portion of a named executive officer’s compensation is dependent upon both the short-term and long-term strategic and financial performance of the Company, considered in light of general economic and specific Company, industry, and competitive conditions. For 2025, we continued to reward named executive officers in a manner consistent with this philosophy by setting annual incentive targets based on the Company’s achievement of certain levels of operating income. While also rooted in a pay for performance philosophy, our long-term equity incentive compensation program is focused primarily on promoting retention of key executives and business leaders. We believe that our long-term equity incentive compensation program serves as a valuable tool for recruitment and retention in our industry, where the competition for leadership talent is a foremost concern, as well as for ensuring sound and smooth succession and transition planning for our NEOs. Accordingly, we continued to grant equity awards, such that any long-term compensation opportunity will be directly tied to stock performance, and will only be received by key executives and business leaders who remain with and make long-term commitments to the Company’s success. The Compensation and Personnel Development Committee (hereinafter referred to as “the Committee” for purposes of this CD&A section) evaluates, on an annual basis, the overall structure and design of our program, and believes it has and continues to reflect the best balance of the Company’s priorities.

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OUR COMPENSATION PHILOSOPHY AND GUIDING PRINCIPLES

Our Compensation Practices At a Glance

Our pay and equity programs are designed to align executives’ interests with those of our stockholders, and to motivate and retain critical leaders. Below is a snapshot of our compensation practices:

WHAT WE DO	WHAT WE DON’T DO
We maintain a fully independent Compensation and Personnel Development Committee.	We do not provide for single trigger severance upon a change in control.
A higher percentage of our executives’ compensation is variable rather than fixed.	We do not permit gross-up payments to cover excise taxes.
We utilize varying performance metrics under our short-term and long-term incentive plans.	We do not permit the pledging or hedging of our common stock.
Our annual incentive program is based on earnings performance and capped for maximum payouts.	We do not support compensation programs or policies that reward material or excessive risk taking.
Our equity awards include extended vesting schedules and performance-based criteria.	We do not maintain any supplemental executive retirement plans.
We have a recovery policy applicable to all senior employees, including all NEOs, our controller, all president and vice president level personnel, and any other employees involved in policymaking functions.

2025 Say-on-Pay Vote and Stockholder Engagement

At our 2025 Annual Meeting, we held our annual non-binding stockholder advisory vote on executive compensation. Approximately 85% of our shares voted (excluding abstentions and broker non-votes) were in favor of the compensation of our named executive officers as disclosed in the proxy statement for the 2025 Annual Meeting.

We were gratified by the level of stockholder support received in 2025 for our non-binding stockholder advisory vote on executive compensation, and we believe it reflected our continued efforts to engage with stockholders on executive compensation matters.

As in prior years, the Committee will consider the outcome of this year’s stockholder advisory vote on executive compensation as it makes future compensation decisions.

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— DETERMINATION OF EXECUTIVE COMPENSATION

Guided by the philosophy and design outlined above, the Committee determines the compensation of our CEO. In turn, our CEO makes recommendations to the Committee regarding all components of our other NEOs’ compensation, including base salary, annual cash incentive compensation, and long-term equity incentive compensation. The Committee considers and acts upon those recommendations in setting the compensation of our other NEOs.

In determining compensation, we generally do not rely upon hierarchical or seniority-based levels or guidelines, nor did the Committee formally benchmark executive compensation (or any component thereof) against any particular peer group. Instead, we utilize a more flexible approach that allows us to adapt components and levels of compensation to motivate and reward individual executives within the context of our broader strategic and financial goals. This requires that we consider subjective factors including, but not limited to the following:

•	The nature of the executive’s position;
•	The performance record of the executive, combined with the value of the executive’s skills and capabilities in supporting the long-term performance of the Company;
•	The Company’s overall operational and financial performance; and
•	Whether each executive’s total compensation potential and structure is sufficient to ensure the retention of the executive officer when considering the compensation potential that may be available elsewhere.

In making compensation decisions, the Committee relies on the members’ general knowledge of our industry, supplemented by advice from our CEO based on his knowledge of our industry and the markets in which we participate. From time to time, we conduct informal analyses of compensation practices and the Committee may review broad-based third-party surveys to obtain a general understanding of current compensation practices.

The Committee has chosen incentive operating income targets as the metric to measure performance for each NEO. Our NEOs’ compensation is based upon their oversight of and responsibility for the entire Company. As such, it is reflective of the scope and breadth of their management responsibility, and the performance of the Company on a consolidated basis.

— ELEMENTS OF COMPENSATION

As outlined below, our compensation program for our NEOs is comprised of three primary elements: (i) base salary and traditional benefits, (ii) annual incentive compensation, and (iii) long-term equity incentive compensation. Each element plays an integral role in our overall compensation strategy. Moreover, the Committee has approved certain executive perquisites and post-employment change-in-control compensation to our NEOs for purposes of motivating them and retaining their services.

Element of Compensation	Purpose/Description	Form/Timing of Payment
Base Salary and traditional benefits	To provide a base level of compensation for services performed, to encourage the continued service of our executive officers and to attract additional talented executive officers when necessary	Cash / throughout the fiscal year
Annual Incentive Compensation	To attract, motivate and reward executives to achieve and surpass key performance target goals	Cash / typically in February based upon the prior fiscal year’s performance
Long-Term Equity Incentive Compensation	To attract, motivate and reward executives to increase stockholder value, and encourage them to make long-term commitments to serve the Company	Restricted stock units with performance and time vesting criterion / following the release of second quarter earnings

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Pay for Performance and At-Risk Compensation

Base Salary and Traditional Benefits

Base salaries paid to our NEOs are set forth in the “Summary Compensation Table for 2025.” Base salary adjustments are determined by making reasoned subjective determinations about current economic conditions such as general wage inflation as well as the executive’s qualifications, experience, responsibilities and past performance. In addition to base salaries, we provide traditional benefits such as group health, disability, and life insurance benefits, as well as matching contributions to our 401(k) plan. As noted in the “Summary Compensation Table for 2025,” certain of our NEOs received base salary increases during 2025 in recognition of their experience, and track records of accomplishment during their respective tenures with the Company.

Annual Incentive Compensation

Each of our NEOs received annual incentive compensation for 2025 based upon the actual performance of the Company relative to the performance targets (as described below), which were established by the Committee on January 30, 2025. The table below shows the target annual incentive award for each of our NEOs.

For 2025, the amount of incentive compensation payable to each of our named executive officers was calculated as follows:

INCENTIVE GRADE LEVEL FACTOR

Set forth below are the incentive grade level factors for each of our NEOs:

NEO	Multiple of Base Salary
Mr. Christopher	125%
Mr. Martin	90%
Mr. Sigloch	90%
Mr. Miritello	90%

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PERFORMANCE FACTOR

Set forth below are the corresponding payout percentages tied to various levels of achievement above or below pre-approved primary operating income performance targets. To promote alignment between pay and performance, incentive compensation amounts are not paid to NEOs when the achievement level of the operating income performance target is less than 99%.

Performance to Target(1)	Payout Percentage
99%	80%
100%	100%
101%	135%
104%	170%
106%	270%
107%	300%
109%	350%
111%	400%
(1)	Performance to target percentages have been rounded to the nearest whole percent for purposes of this table.

The performance factor applicable to each of the NEOs was determined based on the achievement level of the consolidated Company incentive operating income target, as shown in the following table:

Name	Incentive Operating Income Performance Criteria(1)	Incentive Operating Income Performance Target(2)	Weighting	Performance	2025 Achievement Level Over Primary Target	2025 Performance Factor
Gregory L. Christopher	Consolidated Company	$700 million	100%	$890.0 million	127%	400%
Jeffrey A. Martin	Consolidated Company	$700 million	100%	$890.0 million	127%	400%
Steffen Sigloch	Consolidated Company	$700 million	60%	$890.0 million	127%	400%
	Blended Business Line Performance(3)	—	40%	—	—	156%
Christopher J. Miritello	Consolidated Company	$700 million	100%	$890.0 million	127%	400%
(1)	Incentive operating income is the performance criteria metric used for all bonus plans. Incentive operating income includes adjustments to operating income as presented in the Company’s audited financial statements for purposes of defining the performance criteria, such as: (i) certain standard adjustments made annually, including expenses associated with phantom shares granted to personnel in our European businesses and FIFO variances; and (ii) certain adjustments made when applicable, including impairment charges, certain gains or losses on the sale of assets, certain gains stemming from claim recoveries, consolidation related expenses and purchase accounting adjustments.
(2)	The performance targets applicable to our NEOs were established by the Committee on January 30, 2025, and continue the Company’s longstanding approach of establishing ambitious performance goals that would motivate and incentivize our NEOs to deliver value to our stockholders throughout the Company’s fiscal year.
(3)	The remaining 40% of Mr. Sigloch’s bonus was determined based on a combination of the operating income and manufacturing performance of four key business lines. The target operating income performance goal for the blended business line portion of Mr. Sigloch’s bonus was $471.7 million, while targets for the manufacturing performance component were based on various indicators of manufacturing efficiency, including consumables, labor and conversion costs in those businesses. Based on actual performance compared to the target operating income goal, as well as actual manufacturing efficiencies achieved, the performance factor for the blended business line portion of Mr. Sigloch’s bonus was determined to be 156%.

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2025 NEO ANNUAL INCENTIVE CALCULATIONS

As a result of 2025 performance, the annual incentive payments for the NEOs were calculated as follows:

(1)	The target award is determined by multiplying the NEO’s base earnings by the applicable incentive grade level factor.

Long-Term Equity Incentive Compensation Program

OVERVIEW

Our long-term equity-based incentive compensation program serves three goals:

1.	Aligning our NEOs’ financial interests with the interests of our stockholders;
2.	Retaining the services of talented and seasoned executives, motivating them to make deep, long-term commitments to the Company, and ensuring sound and smooth succession and transition planning for the Company and our NEOs; and
3.	Rewarding our NEOs for advancing our long-term financial success and increasing stockholder value.

The Committee has made the retention of executives and key employees a particular focus of the long-term equity incentive compensation program in recent years.

The Committee has decided that the best way to meet the objectives of our long-term incentive program is to award a combination of performance-based restricted stock and time-based restricted stock, allocated as shown below. In 2025, to reaffirm the alignment of pay and performance, the Committee chose to award only performance-based restricted stock to our NEOs, which, provided performance criteria are met, will cliff vest after a period of three years for Messrs. Christopher and Martin, and five years for Mr. Miritello. Mr. Sigloch did not receive any equity-based compensation in 2025.

NEO (INCLUDING CEO) LONG-TERM EQUITY MIX

100%
Performance-based Restricted Stock

The Committee believes that the extended and cliff vesting schedules and performance criteria described below will motivate our NEOs and key employees to remain with the Company and make long-term contributions to stockholder value generation.

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VESTING SCHEDULE FOR PERFORMANCE-BASED RESTRICTED STOCK

To foster executive retention, 100% of the regular annual equity awards given to NEOs in 2025, all of which are performance-based, will cliff vest after a period of three years (for Messrs. Christopher and Martin) or five years (for Mr. Miritello). The Committee elected to use a long-term vesting schedule to promote executive retention in our competitive industry and to incentivize performance. However, given the importance of long-term equity incentive awards in our compensation program, the Committee provided for accelerated vesting of unvested shares of restricted stock in the event of death, disability or a change in control (as explained in more detail in the “2025 Grants of Plan Based Awards” and “Potential Payments Upon Termination of Employment or Change in Control as of the End of 2025” Tables). The Committee believes that accelerated vesting would be appropriate in those circumstances to encourage our executives to focus on the potential benefits of a change in control transaction for our stockholders without harboring concerns for their financial security.

(1)	Mr. Miritello’s 2024 performance-based restricted stock award has a five-year vesting term and is therefore scheduled to vest on July 30, 2030.

PERFORMANCE CRITERIA FOR PERFORMANCE-BASED RESTRICTED STOCK

Of the annual equity awards granted to our NEOs in 2025, 100% are performance-based, and vesting is contingent upon the Company’s performance as measured by an adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) metric. This single metric was utilized in 2025 to prioritize management’s enhanced attention to earnings and cash flow. Specifically, utilizing this metric ensures that annual performance-based awards to these NEOs will only vest based upon the achievement of specified earnings growth targets over a three-year performance period, which for the 2025 grants, was December 29, 2024 to December 25, 2027. For this purpose, the adjusted EBITDA metric means the total adjusted EBITDA achieved by the Company during the three-year performance period, as compared with a cumulative adjusted EBITDA target of $1.75 billion.

The degree to which the annual equity awards granted to our NEOs vest is contingent upon the Company’s actual performance as compared with the adjusted EBITDA target. The table below illustrates the applicable achievement levels and corresponding vesting percentages based upon the adjusted EBITDA metric. If the achievement percentage is less than 80%, the vesting percentage is 0%. Moreover, if the achievement percentage is between the specified levels, the vesting percentage is determined by linear interpolation.

ADJUSTED EBITDA METRIC

Achievement Percentage	Vesting Percentage
80%	80%
100%	100%
110%	200%

To be clear, the adjusted EBITDA target established for our annual equity grants is just one of a number of different, yet complementary performance metrics utilized by the Company in its efforts to design an overall compensation program that is appropriately balanced and furthers its underlying aims. For example, the Company’s performance-based compensation program also incorporates the ambitious short and long-term operating targets that underlie the Company’s annual cash incentive compensation program and reflect the Company’s long-term aspirations for strategic growth.

The Company has traditionally maintained, and will continue to hold lofty expectations and goals with respect to stockholder value creation. Nevertheless, given the primary retention aim of the long-term equity incentive compensation program, the Committee has concluded that the performance-based criterion for the equity awards granted to our NEOs are appropriate in the context of our well-balanced overall executive compensation program.

TIMING OF LONG-TERM EQUITY AWARD GRANTS

Long-term equity incentive awards to our CEO and other NEOs are traditionally granted annually, and are based on the determinations of the Committee. Our CEO makes recommendations to the Committee regarding awards for other NEOs and members of the management team. The NEOs received their annual grants on August 4, 2025, except for Mr. Sigloch who did not receive a long-term equity incentive award in 2025.

In granting long-term equity awards to our NEOs, the Committee applied no set formula for allocating awards, and instead made reasoned, subjective determinations based upon their performance, the importance of retaining their services, and their role in helping us achieve our long-term goals. In 2025, we awarded annual grants to our NEOs reserving an aggregate of 241,000 shares (assuming the maximum performance threshold is met).

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While we do not have a formal policy with respect to the timing of awards of stock options, stock appreciation rights, or similar option-like instruments, we do not typically grant, and since 2022 have not granted, such awards (other than a limited number of stock appreciation grants that we make from time to time to certain non-executive employees who are located outside of the United States, due to local law considerations). In the event we determine to grant new awards of stock options or similar awards in the future, the Committee will evaluate the appropriate steps to take in relation to the foregoing. We have not timed the release of material non-public information for purposes of affecting the value of executive compensation.

Perquisites

We offer perquisites to our NEOs, which we view as an added element of our executive compensation program designed not only to attract, retain and reward our NEOs, but also to facilitate the performance of their duties on behalf of the Company. The perquisites we provided to our NEOs in fiscal year 2025 are set forth in the “Summary Compensation Table for 2025”, and included, among others, estate and tax planning, personal use of our Company airplane, and reimbursement of the income tax liabilities associated with certain perquisites. Estate and tax planning is provided to certain NEOs to complement our various compensation elements for the purpose of ensuring the NEOs understand the complexity of the long-term equity incentives and are thereby able to maximize the value of such benefits. We maintain a Company-owned airplane primarily to provide efficient transportation for executives, employees and customers to our geographically dispersed operations. From time to time, when our plane is not being used for business purposes, we allow our CEO to use the plane for personal travel. We have also offered executive health physicals as a risk management tool and to ensure our NEOs are mindful of their personal health. Certain club memberships are provided, and serve the primary aim of facilitating networking with business clients.

— COMPENSATION RISK MANAGEMENT

In connection with its continued appraisal of our compensation program, management, with oversight from the Committee, reviews our compensation policies and practices, and the overall compensation program with respect to our risk management practices and any potential risk-taking incentives. This assessment includes a review of the primary elements of our compensation considering potential risks:

COMPENSATION PROGRAM RISK CONSIDERATIONS

Pay Mix	• Compensation program includes an appropriately balanced mix of short and long-term incentives, which mitigates the risk of undue focus on short-term targets while rewarding performance in areas that are key to our long-term success
• Base salaries are set at competitive levels to promote stability and give executives an element of compensation that is not at risk.
Performance Metrics and Goals	• Distinct performance metrics are used in both our short-term and long-term incentive plans.
• Our annual incentive compensation program includes a payout scale (and cap) reflective of a pay for performance philosophy.
Long-term Incentives	• Our long-term equity incentive program is designed to retain key executives and business leaders and to align their interests with those of our stockholders.

As previously detailed (see page 17–18), the Company has adopted a series of policies, including bans on pledging and hedging, and a Recovery Policy, to further mitigate risk taking behaviors. Beyond our Recovery Policy, which applies to all NEOs, the controller, business unit presidents and vice presidents and any other officers or members of management who perform policy-making functions, our CEO and CFO are subject to clawback provisions under the Sarbanes Oxley Act of 2002. For these reasons, we believe that our compensation policies and practices are not likely to have a material adverse effect on the Company.

Tax Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to certain executive officers, subject historically to an exception for qualifying “performance-based compensation.” The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) of the Code and, among other things, eliminated the performance-based exception to the $1,000,000 deduction limit and expanded the scope of the executive officers who are subject to Section 162(m) of the Code.

To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the Company, we consider the impact of Section 162(m) of the Code when determining executive compensation, but we do not limit our actions with respect to executive compensation to preserve deductibility under Section 162(m) of the Code if we determine that doing so is in the best interests of the Company and its stockholders.

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COMPENSATION AND PERSONNEL DEVELOPMENT COMMITTEE REPORT

The Compensation and Personnel Development Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation and Personnel Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Gary S. Gladstein, Chairman
Elizabeth Donovan
John B. Hansen

— COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2025, Messrs. Gladstein and Goldman, and Ms. Donovan served on the Compensation and Personnel Development Committee. No member of the Committee was, during fiscal year 2025, an officer or employee of the Company or was formerly an officer of the Company. In addition, no member of the Committee, during fiscal year 2025, had any relationship requiring disclosure by the Company as a related party transaction under Item 404 of Regulation S-K. No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of the Company’s directors served as an executive officer at any time during fiscal year 2025.

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EXECUTIVE COMPENSATION TABLES

— SUMMARY COMPENSATION TABLE FOR 2025

The following table shows compensation of our principal executive officer, our principal financial officer, and other named executive officers for the 2025, 2024, and 2023 fiscal years, as applicable.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Gregory L. Christopher Chief Executive Officer & Chairman	2025	1,650,000	(3)	1,500,000	(4)	15,227,100	8,250,000	935,673	(5)	27,562,773
	2024	1,473,846		—		12,903,000	7,369,231	1,040,824		22,786,901
	2023	1,450,000		—		10,161,450	7,250,000	602,933		19,464,383
Jeffrey A. Martin EVP, Chief Financial Officer & Treasurer	2025	479,142	(3)	—		4,060,560	1,724,913	284,218	(6)	6,548,833
	2024	469,298		300,000		3,612,840	1,689,473	230,111		6,301,722
	2023	434,808		—		2,709,720	1,565,307	130,052		4,839,887
Steffen Sigloch Former Chief Manufacturing Officer(1)	2025	283,292		—		—	770,624	269,440	(7)	1,323,356
	2024	375,950		—		1,612,875	1,353,420	211,864		3,554,109
	2023	367,527		—		2,107,560	1,323,097	143,328		3,941,512
Christopher J. Miritello EVP, General Counsel & Secretary	2025	378,861	(3)	—		1,099,735	1,363,898	100,580	(8)	2,943,074
	2024	369,267		200,000		1,161,270	1,329,361	78,040		3,137,938
	2023	359,266		—		903,240	1,293,358	42,360		2,598,224
(1)	Effective August 1, 2025, Mr. Sigloch transitioned from his former executive position as Chief Manufacturing Officer to the non-executive role of Strategic Advisor for Industry Relations. In connection with his change in roles, Mr. Sigloch’s base salary was reduced by 66.7%. The amounts set forth in the Summary Compensation Table represent the total compensation received by Mr. Sigloch during the entire 2025 fiscal year.
(2)	This column represents the aggregate grant date fair value of awards granted to our NEOs computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 and assuming, for purposes of any awards subject to performance-based vesting criteria, the probable outcome of the performance conditions. For information on the valuation assumptions with respect to these awards, refer to Note 18 - Stock-Based Compensation to the Company’s Consolidated Financial Statements filed with its Annual Report on Form 10-K for the fiscal year ended December 27, 2025. The amounts above reflect the Company’s aggregate expense for these awards and do not necessarily correspond to the actual value the named executive officers will recognize.
(3)	Effective October 6, 2025, Messrs. Martin and Miritello’s base salaries were increased by 2.5% and 3% respectively. The increases were awarded on account of their continued contributions to the Company’s performance, their expanded responsibilities and additional workload in connection with Company initiatives and tenure. Mr. Christopher’s base salary remained unchanged in 2025.
(4)	Mr. Christopher was awarded a $1,500,000 discretionary bonus in recognition of his leadership in steering the Company toward record earnings in 2025.
(5)	Mr. Christopher’s other compensation includes $744,360 in dividends on restricted stock that vested in 2025. Other compensation also includes $18,315 in premiums on a life insurance policy maintained on his behalf; a $42,042 reimbursement of the income tax liabilities associated with certain perquisites; $58,745 in club memberships; $10,367 in personal tax and estate planning; $6,320 in travel expenses for Company-sponsored events; $18,811 for an executive health physical; and a $14,000 matching contribution to the Company’s 401(k) plan. In addition, Mr. Christopher’s other compensation includes the incremental cost of $22,713 incurred by the Company in connection with Mr. Christopher’s personal use of the Company aircraft, calculated based on the cost of fuel, crew travel, trip-related maintenance and other similar variable costs. Fixed costs, which do not change based on usage, are excluded as the Company’s aircraft is used predominantly for business purposes.
(6)	Mr. Martin’s other compensation includes $239,520 in dividends on restricted stock that vested in 2025. Other compensation also includes $6,970 in club memberships; $3,540 in personal tax and estate planning; $12,244 in travel expenses for Company-sponsored events; a $7,944 reimbursement of the income tax liabilities associated with certain perquisites; and a $14,000 matching contribution to the Company’s 401(k) plan.
(7)	Mr. Sigloch’s other compensation includes $255,440 in dividends on restricted stock that vested in 2025. Other compensation also includes a $14,000 matching contribution to the Company’s 401(k) plan.
(8)	Mr. Miritello’s other compensation includes $86,580 in dividends on restricted stock that vested in 2025. Other compensation also includes a $14,000 matching contribution to the Company’s 401(k) plan.

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— 2025 GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth summary information regarding all grants of plan-based awards made to our NEOs for the fiscal year ended December 27, 2025. All equity awards were granted to our NEOs on August 4, 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Stock Awards ($)
Gregory L. Christopher	—	1,650,000	2,062,500	8,250,000	—	—	—	—	—
	8/4/2025	—	—	—	72,000	90,000	180,000	—	15,227,100
Jeffrey A. Martin	—	344,982	431,228	1,724,913	—	—	—	—	—
	8/4/2025	—	—	—	19,200	24,000	48,000	—	4,060,560
Steffen Sigloch	—	203,970	254,962	1,019,851	—	—	—	—	—
	—	—	—	—	—	—	—	—	—
Christopher J. Miritello	—	272,780	340,975	1,363,898	—	—	—	—	—
	8/4/2025	—	—	—	5,200	6,500	13,000	—	1,099,735
(1)	Represents the right to annual cash incentive awards that could have been earned based on performance in 2025. These columns show rights to awards that were possible at the threshold, target and maximum levels of performance for each NEO in 2025, determined by multiplying each NEO’s actual base salary paid during 2025, by the NEO’s incentive grade level factor, and then by a performance factor of 80% for the threshold level (for 99% achievement of the applicable performance criteria), 100% for the target level (for 100% achievement of the applicable performance criteria), and capped at 400%.
(2)	The vesting of shares of performance-based restricted stock granted to our NEOs on August 4, 2025 is conditioned upon the Company’s actual performance as compared with an adjusted EBITDA performance metric over a three-year reference period (December 29, 2024 to December 25, 2027). This column represents the aggregate number of shares underlying the restricted stock awards granted to our NEOs, which was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 and assuming the threshold, target and maximum performance condition are achieved as of such date. If 80% of the adjusted EBITDA target is met, the threshold number of shares are eligible for vesting on the Vesting Date (July 30, 2028 for Messrs. Christopher and Martin, and July 30, 2030 for Mr. Miritello). If 110% of the adjusted EBITDA target is met, the maximum number of shares are eligible for vesting on the Vesting Date. For more information on the performance-based criteria, please see the section entitled “Performance Criteria for Performance-Based Restricted Stock.”

Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table

Employment Agreement with Mr. Christopher

On March 15, 2018, we entered into an indefinite term employment agreement (the “Employment Agreement”) with Mr. Christopher, pursuant to which he will continue to serve as the Company’s CEO, reporting directly to the Board. The Employment Agreement replaced Mr. Christopher’s prior employment agreement and, in so doing, eliminated the “single-trigger” severance to which Mr. Christopher would have been entitled upon the occurrence of a change in control of the Company.

The Employment Agreement provides that Mr. Christopher will receive a base salary of not less than $1,100,000 per year and will be eligible to receive an annual bonus award. For each fiscal year, Mr. Christopher’s target annual bonus will be 125% of his base salary upon achievement of target performance levels, and he will be eligible for a maximum annual bonus of 250% of base salary when performance equals or exceeds 125% of the applicable performance objectives. The actual annual bonus payable to Mr. Christopher will be based upon the actual level of achievement of annual Company and individual performance objectives for the applicable year, as determined by the Committee. In addition, during the term of Mr. Christopher’s employment, the Company will maintain a term life insurance policy for him with a face value of at least $5 million, and Mr. Christopher will have the right to name the beneficiary of such term life insurance policy.

In the event that Mr. Christopher’s employment is terminated for any reason (other than by the Company for “cause” (as defined in the Employment Agreement)), he will, subject to his execution of a general release in favor of the Company and his continued compliance with certain restrictive covenants (the “Conditions”), be entitled to receive the following: (i) any accrued but unpaid compensation and benefits; (ii) any unpaid annual bonus with respect to the previously completed fiscal year; (iii) subject to achievement of the applicable performance objectives for the fiscal year in which the termination occurs, payment of a prorated annual bonus for such fiscal year; and (iv) continued medical, dental and hospitalization coverage (or payment in lieu of coverage if coverage is not permitted by applicable law or the terms of the applicable plan) for Mr. Christopher, his spouse and covered dependents until the latest of Mr. Christopher’s 70th birthday, his spouse’s 70th birthday, and the 3rd anniversary of such termination.

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Additionally, if Mr. Christopher’s employment is terminated by the Company without “cause” or by Mr. Christopher for “good reason” (as defined in the Employment Agreement), and there has not been a “change in control” (as defined in the Employment Agreement) in the past 24 months, Mr. Christopher will, subject to the Conditions, be entitled to (i) continued payment of his base salary for 36 months; and (ii) an amount equal to 3 times Mr. Christopher’s target annual bonus in respect of the fiscal year in which such termination occurs (or prior fiscal year, if greater), such amount to be paid in equal installments over the 3-year period following such termination at the same time such amounts would otherwise have been paid had no termination occurred. If Mr. Christopher’s employment is terminated by the Company without “cause” or by Mr. Christopher for “good reason” within 24 months of a “change in control,” Mr. Christopher will, subject to the Conditions, be entitled to (i) payment of his base salary for 36 months in a lump sum on the first regularly-scheduled payroll date following the 60th day following such termination; and (ii) an amount equal to 3 times Mr. Christopher’s target annual bonus in respect of the fiscal year in which such termination occurs (or prior fiscal year, if greater), paid in a lump sum on the first regularly-scheduled payroll date following the 60th day following such termination. The Employment Agreement does not provide for any “single-trigger” severance payments or benefits.

The Employment Agreement does not provide any gross-up or tax assistance on the severance benefits. Instead, the Employment Agreement contains a “modified cutback” provision, which would act to reduce the benefits payable to Mr. Christopher to the extent necessary to avoid a “golden parachute excise tax,” but only if such reduction would result in Mr. Christopher retaining a larger after-tax amount.

Mr. Christopher is subject to certain restrictive covenants during the term of his employment and thereafter, including customary non-compete restrictions that apply for one year post-termination and customary non-solicitation restrictions with respect to current and prospective employees that apply for one year post-termination. In addition, during the term of his employment and for one year thereafter, Mr. Christopher is prohibited from contacting any customer or prospective customer of the Company, or any representative of the same, for the purpose of providing any service or product competitive with any service or product sold or provided by the Company.

Change in Control Agreements with Messrs. Martin, Sigloch and Miritello

On February 22, 2022, the Company entered into amended change in control agreements with Messrs. Martin and Miritello, and on July 18, 2022, with Mr. Sigloch, pursuant to which, if, upon or within three years following a “change in control”, the executive’s employment is terminated by the Company without “cause” (other than on account of death or “disability”), or by the executive for “good reason”, subject to execution of a general release of claims, each executive is entitled to three times the executive’s base salary and three times the executive’s average annual bonus, as outlined in the foregoing. The terms “change in control” and “cause” are defined in the 2014 Incentive Plan and the term “good reason” is defined in each executive’s change in control agreement, as amended. Further, the amended agreements with Messrs. Martin, Miritello and Sigloch provide that if the executive is terminated without “cause,” notwithstanding the non-occurrence of a “change in control,” he is entitled to (i) an amount equal to two times the executive’s base salary (as in effect immediately prior to the date of such termination); and (ii) an amount equal to two times the average annual bonus paid to the executive (including, for this purpose only, any amounts deferred) in respect of the three calendar years immediately preceding the calendar year in which such termination occurs. The agreements also provide that for two years following termination under the circumstances described above, each of Messrs. Martin, Sigloch and Miritello will receive (subject to the executive’s election of COBRA continuation coverage under the Company’s group health plan) continued coverage under the Company’s group health plan at the Company’s cost (or at the direction of the Company, reimbursement for COBRA premiums) for two years following such termination.

2024 and 2019 Incentive Plans

In 2025, we maintained the 2024 Incentive Plan (the “2024 Plan”) and 2019 Incentive Plan (the “2019 Plan” and together with the 2024 Plan, the “Plans”), which were approved by our stockholders at our Annual Meetings held in May 2024 and May 2019 respectively. The Committee administers the Plans and is authorized to, among other things, designate participants, grant awards, including cash-based awards that historically were intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, determine the number of shares of Common Stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the Plans and award agreements issued pursuant thereto. The 2024 Plan reserved 3,000,000 shares of our Common Stock for issuance, subject to any change in the outstanding Common Stock or the capital structure of the Company or any other similar corporate transaction or event. The 2019 Plan originally reserved 2,000,000 shares of our Common Stock for issuance. Reserved but then unissued shares under the 2019 Plan were subsequently adjusted in light of the Board-approved two-for-one stock split that occurred on October 20, 2023, and remain available for issuance pursuant to awards under the 2019 Plan.

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— OUTSTANDING EQUITY AWARDS AT FISCAL 2025 YEAR-END

The following table sets forth summary information regarding the outstanding equity awards held by our named executive officers as of December 27, 2025. All outstanding equity awards granted prior to October 20, 2023 have been adjusted to reflect the two-for-one stock split that occurred on that date.

			Option Awards				Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Gregory Christopher	11/09/2022	(2)	—	—	—	—	500,000	59,065,000	—	—
	10/26/2023		—	—	—	—	270,000	31,895,100	—	—
	08/05/2024		—	—	—	—	—	—	200,000	23,626,000
	08/04/2025		—	—	—	—	—	—	180,000	21,263,400
Jeffrey Martin	10/26/2023		—	—	—	—	72,000	8,505,360	—	—
	08/05/2024		—	—	—	—	—	—	56,000	6,615,280
	08/04/2025		—	—	—	—	—	—	48,000	5,670,240
Steffen Sigloch	10/26/2023		—	—	—	—	56,000	6,615,280	—	—
	08/05/2024		—	—	—	—	—	—	25,000	2,953,250
Christopher Miritello	10/26/2023		—	—	—	—	24,000	2,835,120	—	—
	08/05/2024		—	—	—	—	—	—	18,000	2,126,340
	08/04/2025		—	—	—	—	—	—	13,000	1,535,690
(1)	The vesting of shares of performance-based restricted stock granted to our NEOs in 2023-2025 is conditioned upon the Company’s actual performance as compared with an adjusted EBITDA target. For the 2023 grants, the vesting date, subject to the achievement of the performance condition, is July 30, 2026 (for Messrs. Christopher, Martin and Sigloch) or July 30, 2028 (for Mr. Miritello), and the reference period is from January 1, 2023 to December 27, 2025. For the 2024 grants, the vesting date subject to the achievement of the performance condition, is July 30, 2027 (for Messrs. Christopher, Martin and Sigloch) or July 30, 2029 (for Mr. Miritello), and the reference period is from December 31, 2023 to December 26, 2026. For the 2025 grants, the vesting date subject to the achievement of the performance condition, is July 30, 2028 (for Messrs. Christopher and Martin) or July 30, 2030 (for Mr. Miritello), and the reference period is from December 29, 2024 to December 25, 2027. For more information on the performance-based criteria for the 2025 grants, please see the section entitled “Performance Criteria for Performance-Based Restricted Stock.” To the extent the Company’s actual performance during the applicable reference period exceeds the performance condition, our NEOs are eligible to receive a maximum award of up to 200% of the shares granted (i.e., for achievement of 110% of the adjusted EBITDA target). The values reflected in this table reflect the Company’s current estimate that the maximum awards will be achieved. The performance-based restricted stock grants described above are subject to earlier vesting in connection with a change in control or a termination of employment due to death or disability. If the acceleration event occurs prior to the end of an applicable reference period, the maximum award amount will vest.
(2)	The vesting of this one-time restricted stock grant to Mr. Christopher is conditioned upon the Company’s actual performance as compared with an adjusted EBITDA target. The vesting date, subject to the achievement of the performance condition, is December 31, 2027, and the reference period is from December 26, 2021 to December 28, 2024. The values reflected in this table are based on actual performance during the reference period (which resulted in achievement of the maximum award amount, which is 200% of the shares granted). The performance-based restricted stock grants described above are subject to earlier vesting in connection with a change in control, or a termination of employment due to death or disability.

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— 2025 STOCK VESTED AND OPTIONS EXERCISED

The following table sets forth the value realized by each of our NEOs as a result of the vesting of restricted stock and exercise of stock options during the fiscal year ended December 27, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Gregory L. Christopher	—	—	336,000	29,473,920
Jeffrey A. Martin	—	—	108,000	9,473,760
Steffen Sigloch	—	—	112,000	9,824,640
Christopher J. Miritello	5,330	424,002	38,000	3,333,360
(1)	The amounts shown in the Value Realized on Exercise” column equals the number of options exercised multiplied by the market value of the Company’s stock on the exercise date less the option exercise price.
(2)	The amounts shown in the Value Realized on Vesting” column equal the number of shares vested multiplied by the market value of the Company’s stock on the vesting date.

MUELLER INDUSTRIES • 2026 PROXY STATEMENT	38

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— POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL AS OF THE END OF 2025

Pursuant to the employment agreement with our CEO, and the equity award and change in control agreements with our other NEOs upon a change in control or certain terminations of employment, our NEOs are entitled to payments of compensation and benefits and/ or accelerated vesting of equity awards, in each case as described below. The table below reflects the amount of compensation and benefits payable to each named executive officer in the event of (i) a change in control, (ii) an involuntary termination without cause or a resignation for good reason (specifically, for Messrs. Martin, Sigloch and Miritello, the occurrence of such a termination upon or within two years following a change in control), and (iii) a termination by reason of death or disability. The NEOs are not entitled to any payments in connection with a termination for cause.

The amounts shown assume the applicable triggering event occurred on December 27, 2025, and are estimates of the amounts that would be paid to the NEOs upon the occurrence of such triggering event.

Name	Triggering Event	Salary & Bonus ($)		Benefits ($)		Accelerated Vesting of Equity Awards ($)		Total ($)
Gregory L. Christopher	Termination Without Cause or for Good Reason	19,387,500	(1)	231,114	(3)	—		19,618,614
	Termination Due to Death or Disability	8,250,000	(2)	231,114	(3)	138,008,500	(4)	146,489,614
	Change in Control	—		—		138,008,500	(4)	138,008,500
	Termination Without Good Reason	—		231,114	(3)	—		231,114
Jeffrey A. Martin	Termination Without Cause or for Good Reason	4,497,338	(5)	41,558	(5)	—		4,538,896
	Termination Without Cause or for Good Reason following a Change in Control	6,746,007	(5)	41,558	(5)	21,033,680	(4)	27,821,245
	Termination Due to Death or Disability	—		—		21,033,680	(4)	21,033,680
	Change in Control	—		—		21,033,680	(4)	21,033,680
Steffen Sigloch	Termination Without Cause or for Good Reason	2,548,094	(5)	48,585	(5)	—		2,596,679
	Termination Without Cause or for Good Reason following a Change in Control	3,822,141	(5)	48,585	(5)	9,712,730	(4)	13,583,456
	Termination Due to Death or Disability	—		—		9,712,730	(4)	9,712,730
	Change in Control	—		—		9,712,730	(4)	9,712,730
Christopher J. Miritello	Termination Without Cause or for Good Reason	3,567,055	(5)	15,403	(5)	—		3,582,458
	Termination Without Cause or for Good Reason following a Change in Control	5,350,582	(5)	15,403	(5)	6,575,650	(4)	11,941,635
	Termination Due to Death or Disability	—		—		6,575,650	(4)	6,575,650
	Change in Control	—		—		6,575,650	(4)	6,575,650
(1)	Includes the value of continuation of base salary and annual incentive compensation (determined based upon Mr. Christopher’s 2025 target bonus) for three years post-termination. Also includes the value of a pro-rata bonus for the year of termination, determined based on actual performance, which is payable upon a termination for any reason (other than by the Company for cause). The pro-rata bonus amount listed represents Mr. Christopher’s 2025 bonus paid pursuant to our 2025 annual incentive program. If Mr. Christopher is terminated without cause or resigns for good reason during the 24-month period following a change in control, the amounts will be paid in a lump sum within 60 days following termination. For additional details on the payments and benefits that may become payable to Mr. Christopher on a qualifying termination, and Mr. Christopher’s material ongoing obligations to the Company following such qualifying termination, see the summary of Mr. Christopher’s employment agreement contained in the “Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table” above.
(2)	Includes the value of a pro-rata bonus for the year of termination. The pro-rata bonus amount listed represents Mr. Christopher’s 2025 bonus paid pursuant to our 2025 annual incentive program.
(3)	Includes the value of continued participation in the Company’s benefit plans following termination of employment until Mr. Christopher’s spouse’s 70th birthday, which Mr. Christopher is entitled to following a termination for any reason (other than by the Company for cause).
(4)	Includes the value of accelerated vesting of unvested shares of restricted stock as of December 27, 2025, based on a per share value of $118.13, which value equals the market value of the Company’s stock on such date. Unvested shares of restricted stock granted to NEOs will vest automatically in connection with a termination due to death or disability or a change in control (with unvested shares of performance-based restricted stock vesting at maximum levels if the acceleration event occurs prior to the end of the applicable reference period). Mr. Christopher is also entitled to accelerated vesting of certain of his awards upon an involuntary termination without cause or a resignation for good reason. Payments to which NEOs are entitled upon the accelerated vesting of restricted stock included payments associated with declared dividends and interest.
(5)	Includes the value of: (i) two times the executive’s base salary as in effect on December 27, 2025 (or three times if termination occurs upon or within three years of a change in control); (ii) two times the average annual bonus actually paid to the executive for the three calendar years preceding December 27, 2025 (or three times if termination occurs upon or within three years of a change in control); and (iii) the value of continued participation in the Company’s group health plan for a period of two years. All amounts are payable on an involuntary termination without cause or upon a resignation by the executive for good reason. For additional details on the payments and benefits that may become payable to Messrs. Martin, Sigloch and Miritello on a qualifying termination and the NEOs’ material ongoing obligations to the Company following such qualifying termination, see the summary of the change in control agreements contained in the “Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table” above.

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— PAY VERSUS PERFORMANCE TABLE

					Value of Initial Fixed $100 Investment Based on:
Year (a)	Summary Compensation Table Total for PEO ($) (b)	Compensation Actually Paid to PEO ($) (c)	Average Summary Compensation Total for Non-PEO NEOs ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($) (e)	Total Shareholder Return ($) (f)	Dow Jones US Building Materials & Fixtures Index ($) (g)	Net Income ($ 000’s) (h)	Operating Income ($000’s) (i)
2025	27,562,773	74,143,373	3,605,088	8,254,338	146	105	765,191	958,542
2024	22,786,901	71,942,284	4,331,256	11,277,634	172	119	604,879	770,389
2023	19,464,383	51,277,489	3,793,208	8,362,951	161	137	602,897	756,053
2022	34,994,079	39,921,017	4,286,027	5,542,672	104	74	658,316	877,149
2021	10,841,767	21,073,541	2,482,800	4,483,255	170	144	468,520	655,845

Column (b). Reflects compensation amounts reported in the “Summary Compensation Table” for our CEO, Mr. Christopher, for the respective years shown.

Column (c). “Compensation actually paid” to our CEO in each year from 2021-2025 reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. For awards with dividend rights, these amounts are paid in cash once the underlying award vests, and are incorporated as applicable in the table below. The dollar amounts reflected in column (b) of the above do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year. For information regarding the decisions made by our Compensation and Personnel Development Committee with respect to the CEO’s compensation for each fiscal year, please see the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

Year	2021	2022	2023	2024	2025
CEO	Mr. Christopher	Mr. Christopher	Mr. Christopher	Mr. Christopher	Mr. Christopher
SCT Total Compensation ($)	10,841,767	34,994,079	19,464,383	22,786,901	27,562,773
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(3,259,125)	(25,825,500)	(10,161,450)	(12,903,000)	(15,227,100)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	4,425,375	23,595,500	12,866,850	16,079,000	21,311,100
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	8,483,199	6,564,886	25,375,159	36,818,739	37,733,000
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	582,325	592,052	3,732,547	9,160,644	2,763,600
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—	—	—
Compensation Actually Paid ($)	21,073,541	39,921,017	51,277,489	71,942,284	74,143,373

Equity Valuations: For 2022-2025, performance-based restricted share unit grant date fair values are calculated using the average high/low stock price as of the date of grant assuming maximum performance. For 2021, performance-based restricted share unit grant date fair values are calculated using the average high/low stock price as of the date of grant assuming target performance. Adjustments have been made using the stock price and performance accrual modifier as of year-end and as of the date of vest. Time-vested restricted share unit grant date fair values are calculated using the average high/ low stock price as of date of grant. Adjustments have been made using the average high/low stock price as of year-end and as of each date of vest.

Column (d). The following non-CEO NEOs are included in the average figures shown for each year from 2021-2025: Messrs. Martin, Sigloch and Miritello.

Column (e). Average “compensation actually paid” for our non-CEO NEOs in each year from 2021-2025 reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. For awards with dividend rights, these amounts are paid in cash once the underlying award vests, and are incorporated as applicable in the table below. The dollar amounts reflected in column (d) of the above do not reflect the actual amount of compensation earned by or paid to our non-CEO NEOs during the applicable year. For information regarding the decisions made by our Compensation and Personnel Development Committee with respect to our non-CEO NEOs’ compensation for each fiscal year, please see the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

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Year	2021 Average	2022 Average	2023 Average	2024 Average	2025 Average
Non-CEO NEOs	See column (d) note	See column (d) note	See column (d) note	See column (d) note	See column (d) note
SCT Total Compensation ($)	2,482,800	4,286,027	3,793,208	4,331,256	3,605,088
Less: Stock and Option Award Values Reported in SCT for the Covered Year $)	(753,220)	(2,410,888)	(1,906,840)	(2,128,995)	(1,720,098)
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	1,022,753	2,109,505	2,414,520	2,653,035	2,407,365
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	1,511,873	1,481,643	3,362,068	4,549,633	3,254,633
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	219,049	76,385	699,995	1,872,705	707,350
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—	—	—
Compensation Actually Paid ($)	4,483,255	5,542,672	8,362,951	11,277,634	8,254,338

Equity Valuations: See method as described in Column (c) note.

Column (f). For the relevant fiscal year, represents the cumulative total shareholder return (TSR) of the Company for the measurement periods ending on December 27, 2025, December 28, 2024, December 30, 2023, December 31, 2022 and December 25, 2021, respectively.

Column (g). For the relevant fiscal year, represents the TSR of the Dow Jones U.S. Building Materials & Fixtures index ending on each of December 27, 2025, December 28, 2024, December 30, 2023, December 31, 2022 and December 25, 2021.

Column (h). Reflects “Net Income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports for the measurement periods ending on December 27, 2025, December 28, 2024, December 30, 2023, December 31, 2022 and December 25, 2021, respectively.

Column (i). The Company-selected measure is operating income.

Relationship between Pay and Performance

Below are graphs showing the relationship of “compensation actually paid” (CAP) to our CEO and other NEOs in year from 2021-2025 to (i) TSR of both the Company and the Dow Jones U.S. Building Materials & Fixtures index, (ii) the Company’s net income, and (iii) the Company’s operating income.

CEO CAP vs. TSR

$80
$72
$64
$56
$48
$40
$32
$24
$16
$8
$0
Pay in $ Millions
$200
$150
$100
$50
$0
TSR Indexed to $100 per Share
21.1
39.9
51.3
71.9
74.1
170
104
161
172
146
144
74
137
119
105
2021
2022
2023
2024
2025
CEO Pay
COMPANY TSR
Peer TSR

AVERAGE NEO CAP vs. TSR

$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Pay in $ Millions
$200
$150
$100
$50
$0
TSR Indexed to $100 per Share
2021
2022
2023
2024
2025
4.5
5.5
8.4
11.3
8.3
170
104
161
172
146
144
74
137
119
105
AVERAGE NEO PAY
COMPANY TSR
Peer TSR

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CEO CAP vs. Net Income

Pay in $ Millions
$80
$72
$64
$56
$48
$40
$32
$24
$16
$8
$0
Net Income in $ millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
2021
2022
2023
2024
2025
21.1
39.9
51.3
71.9
74.1
468.5
658.3
602.9
604.9
765.2
CEO PAY
COMPANY NET INCOME

AVERAGE NEO CAP vs. Net Income

$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Pay in $ Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
Net Income in $ millions
4.5
5.5
8.4
11.3
8.3
468.5
658.3
602.9
604.9
765.2
2021
2022
2023
2024
2025
AVERAGE NEO PAY
COMPANY NET INCOME

CEO CAP vs. Operating Income

Pay in $ Millions
Operating Income in $ millions
$80
$72
$64
$56
$48
$40
$32
$24
$16
$8
$0
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
21.1
39.9
51.3
71.9
74.1
655.8
877.1
756.1
770.4
958.5
2021
2022
2023
2024
2025
CEO PAY
COMPANY OPERATING INCOME

AVERAGE NEO CAP vs. Operating Income

$12
$11
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Pay in $ Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Operating Income in $ millions
4.5
5.5
8.4
11.3
8.3
655.8
877.1
756.1
770.4
958.5
2021
2022
2023
2024
2025
AVERAGE NEO PAY
COMPANY OPERATING INCOME

Pay Ratio

In 2025, the total compensation of Mr. Christopher, our Chief Executive Officer, was $27,562,773 as reported in the “Summary Compensation Table for 2025.” Based on the methodology described below, we determined that the median employee in terms of total 2025 compensation of all of our employees (other than Mr. Christopher) received an estimated $45,602 in total compensation for 2025. Therefore, the estimated ratio of 2025 total compensation of Mr. Christopher to the median employee was 604:1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We believe the methodology, assumptions and estimates used in determining the ratio are reasonable given our specific employee population.

In general, we offer employees base salary, company retirement plan contributions, the opportunity to receive incentive awards for performance, and other benefits. In accordance with SEC rules, the median employee compensation provided above reflects company retirement plan contributions, incentive awards for 2025 performance and other benefits, but does not reflect benefits relating to group life or health plans generally available to all salaried employees.

To determine median employee compensation, we took the following steps:

•	We identified our employee population as of December 27, 2025, which consisted of approximately 4,832 employees.
•	For each employee (other than Mr. Christopher), we determined the sum of his or her base salary for 2025, and incentive awards for 2025. Comparing the sums, we identified an employee whose compensation best reflects the Company employees’ median 2025 compensation, considering whether their compensation likely would reflect median employee compensation in future years.
•	In accordance with SEC rules, we then determined that employee’s 2025 total compensation was $45,602 using the approach required by the SEC when calculating our named executive officers’ compensation, as reported in the Summary Compensation Table.

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PRINCIPAL STOCKHOLDERS

As of March 12, 2026, the following parties were known by the Company to be the “beneficial owner” of more than five percent of the Common Stock:

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class	(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	10,537,046	(2)	9.5%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	9,785,641	(3)	8.9%
First Trust Portfolios, L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	7,085,950	(4)	6.4%
(1)	Based on 110,562,284 shares of Common Stock outstanding as of March 12, 2026.
(2)	This information is based on a Schedule 13G/A filed by The Vanguard Group (“VGI”) with the SEC on July 29, 2025. According to the Schedule 13G/A, VGI has sole dispositive power with respect to 10,378,276 of the shares shown. VGI also has shared voting power with respect to 41,622 of the shares shown, and shared dispositive power with respect to 158,770 of the shares shown.
(3)	This information is based on a Schedule 13G/A filed by BlackRock, Inc. with the Securities and Exchange Commission (“SEC”) on July 17, 2025. BlackRock filed this Schedule 13G/A on its own behalf and on behalf of certain of its subsidiaries. The Schedule 13G/A reported that BlackRock has sole voting and dispositive power with respect to 9,452,937 and 9,785,641, respectively, of the shares shown.
(4)	The information is based on a Schedule 13G jointly filed by affiliates First Trust Portfolios, L.P and First Trust Advisors L.P., along with their general partner, The Charger Corporation, on January 10, 2024. The Schedule 13G reported that the reporting parties have shared voting and dispositive power with respect to 5,908,227 and 7,085,950 respectively, of the shares shown. The Schedule 13G also reported that First Trust Portfolios, L.P. acts as sponsor of certain unit investment trusts that hold shares of the Company, and that First Trust Advisors L.P. acts as the portfolio supervisor of those trusts. According to the Schedule 13G, none of the reporting parties has the power the vote the shares of the Company held by those unit investment trusts. Those shares are purportedly voted by the trustee of such trusts so as to ensure that the shares are ordinarily voted as closely as possible, in the same manner and in the same general proportion as are the shares held by other owners.

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BENEFICIAL OWNERSHIP OF COMMON STOCK BY INSIDERS

The following table sets forth, as of the close of business on March 12, 2026, information about the approximately 2.3% of shares of Common Stock (calculated based on 110,562,284 shares outstanding) beneficially owned by each of the Company’s current directors, nominees for director, executive officers and NEOs, as determined in accordance with Rule 13d-3 of the Exchange Act. The NEOs are those individuals set forth in the “Summary Compensation Table for 2025” included herein. Unless otherwise indicated, all directors, nominees for director, and NEOs have sole voting and investment power with respect to the shares of Common Stock reported. Other than with respect to our directors (whose biographical information is set forth under “Proposal 1: Election of Directors – Director Nominee Biographies”), the table and the accompanying footnotes set forth the foregoing persons’ current positions with the Company, principal occupations and employment over the preceding five years, age and directorships held in certain other publicly-owned companies.

Principal Occupation, Employment, etc.	Common Stock Beneficially Owned as of March 12, 2026	Percent of Class
Chairman and Chief Executive Officer
Gregory L. Christopher(1)	1,198,689	1.1%
Independent Directors
Elizabeth Donovan(2)	58,863	*
William C. Drummond	17,263	*
Gary S. Gladstein(3)	362,003	*
Scott J. Goldman(4)	81,645	*
John B. Hansen(5)	113,664	*
Terry Hermanson	86,748	*
Charles P. Herzog, Jr.(6)	72,449	*
Section 16 Officers
Jeffrey A. Martin	305,358	*
Executive Vice President, Chief Financial Officer and Treasurer since February 14, 2013; age 59(7)
Christopher J. Miritello	131,018	*
Executive Vice President, General Counsel and Secretary since January 1, 2017; age 43(8)
Steffen Sigloch	107,283	*
Strategic Advisor for Industry Relations since August 1, 2025; age 57(9)
SECTION 16 OFFICERS AND DIRECTORS AS A GROUP	2,534,983	2.3%**
*	Less than 1%
**	Includes 161,778 shares of Common Stock which are subject to currently exercisable stock options and 731,000 shares of non-vested restricted stock held by executive officers and directors of the Company. The non-vested restricted stock held by executive officers has the potential to vest at 200%.
(1)	The number of shares of Common Stock beneficially owned by Mr. Christopher includes (i) 575,000 shares of non-vested restricted stock (which have the potential to vest at 200%), (ii) 134,392 shares owned by Mr. Christopher’s spouse, (iii) 70,000 shares owned by a trust in which his spouse is beneficiary, (iv) 72,520 shares owned by a trust in which he is beneficiary and (v) 13,600 shares of Common Stock which are owned by Mr. Christopher’s children.
(2)	The number of shares of Common Stock beneficially owned by Ms. Donovan includes (i) 28,000 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 4,000 shares of Common stock which are owned by Ms. Donovan’s spouse.
(3)	The number of shares of Common Stock beneficially owned by Mr. Gladstein includes (i) 49,778 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 290,206 shares of Common Stock, which are owned by a trust of which he is beneficiary.
(4)	The number of shares of Common Stock beneficially owned by Mr. Goldman includes (i) 40,000 shares of Common Stock which are subject to currently exercisable stock options.
(5)	The number of shares of Common Stock beneficially owned by Mr. Hansen includes (i) 8,000 shares of Common Stock which are subject to currently exercisable stock options, and (ii) 15,000 shares of Common Stock owned by a trust where his spouse and children serve as beneficiaries.
(6)	The number of shares of Common Stock beneficially owned by Mr. Herzog includes (i) 36,000 shares of Common Stock which are subject to currently exercisable stock options, (ii) 8,000 shares of Common Stock owned by a trust of which his children are beneficiaries, and (iii) 19,863 shares of Common Stock owned by a trust of which his spouse is beneficiary.

MUELLER INDUSTRIES • 2026 PROXY STATEMENT	44

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(7)	Prior to his current position, Mr. Martin served (i) as Interim Chief Financial Officer of the Company from October 26, 2012 until February 14, 2013, (ii) as Vice President - Corporate Development of the Company from January 11, 2011 until October 26, 2012, (iii) as Vice President-Finance & Corporate Development from August 1, 2008 until January 11, 2011, and (iv) as Vice President-Operations, Standard Products Division prior to August 1, 2008. The number of shares of Common Stock beneficially owned by Mr. Martin includes 88,000 shares of non-vested restricted stock (which have the potential to vest at 200%).
(8)	Prior to his current position, Mr. Miritello served as Deputy General Counsel of the Company from September 15, 2015 to December 31, 2016. Before that, he was associated with the New York office of Willkie Farr & Gallagher LLP. The number of shares of Common Stock owned by Mr. Miritello includes 27,500 shares of non-vested restricted stock (which have the potential to vest at 200%).
(9)	Mr. Sigloch served as Chief Manufacturing Officer of the Company from May 4, 2017 to July 31, 2025, and in a variety of other roles with the Company dating back to July 1, 2011. He has served as Chairman of the Copper Development Association, Inc. and the International Wrought Copper Council. The number of shares of Common Stock beneficially owned by Mr. Sigloch includes 40,500 shares of non-vested restricted stock (which have the potential to vest at 200%).

— DELINQUENT SECTION 16(a) REPORTS

Based solely upon its review of Forms 3 and 4 received by it, and written representations from certain reporting persons about whether any Form 5 filings were required, the Company believes that during 2025, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with except as follows:

•	On July 23, 2025, Mr. Goldman made a gift of Common Stock that required a Form 4 report, but the Form 4 report was not timely filed. A Form 5 reflecting the gift was filed on January 20, 2026.
•	On December 18, 22, 23 and 24, 2025, Mr. Hermanson made gifts of Common Stock that required Form 4 reports, but the Form 4 reports were not filed timely. A Form 5 reflecting the gifts was filed on January 28, 2026.

MUELLER INDUSTRIES • 2026 PROXY STATEMENT	45

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ADDITIONAL MATTERS

— VOTING SECURITIES

At the close of business on the Record Date, there were 110,562,284 shares of Common Stock outstanding, which are the only shares entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. The Bylaws do not provide for cumulative voting for the election of directors.

On September 26, 2023, our Board of Directors authorized and approved a two-for-one stock split (“Stock Split”) in the form of a stock dividend of one share of the Company’s Common Stock for every one share of Common Stock issued and outstanding as of the close of business on October 6, 2023. The distributions of the aforementioned stock dividend (and/or cash in lieu of fractional shares) was effected on October 20, 2023. In connection with the Stock Split, and in accordance with the Company’s outstanding stock option plans and agreements, the Company adjusted the shares subject to and the per share exercise price with respect to outstanding options. These adjustments resulted in the number of shares subject to each outstanding option and an adjustment to the option purchase price designed to maintain the option holders’ intrinsic value following the Stock Split. References in this Proxy Statement to beneficial stock ownership or outstanding options for periods following October 20, 2023 reflect the equitable adjustments made to stock beneficially owned (including options outstanding) as of October 6, 2023. References in this Proxy Statement to stock or option awards issued prior to October 6, 2023 have also been equitably adjusted to reflect the Stock Split.

— STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP AND OTHER PROPOSALS FOR THE 2027 ANNUAL MEETING

It is anticipated that the next Annual Meeting after the one scheduled for May 7, 2026 will be held on or about May 6, 2027. The Company’s Bylaws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, in the case of the Annual Meeting to be held in 2027, no earlier than December 8, 2026 and no later than January 7, 2027. Such notice must contain the information required by our Bylaws, including the information required by Rule 14a-19 of the Exchange Act in the case of a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees (unless such solicitation would not be subject to Rule 14a-19 under the Exchange Act). A copy of the applicable provisions of the Bylaws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Annual Meeting to be held in 2027, such proposal must be received by the Secretary of the Company by November 26, 2026 in the form required under and subject to the other requirements of the applicable rules of the SEC. If the date of the Annual Meeting to be held in 2027 is changed to a date more than 30 days earlier or later than May 6, 2027, the Company will inform the stockholders in a timely fashion of such change and the date by which proposals of stockholders must be received for inclusion in the proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

If a stockholder intends to present a proposal at the 2027 Annual Meeting without any discussion of the proposal in our proxy statement, and the stockholder does not notify us of such proposal on or before February 9, 2027 as required by SEC Rule 14a-4(c)(1), then proxies received by us for the 2027 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of any such proposal is to be sent to the address set forth below.

MUELLER INDUSTRIES • 2026 PROXY STATEMENT	46

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OTHER INFORMATION

If any matter not described herein should properly come before the Annual Meeting, the persons named in the proxy will vote the shares represented by them as they deem appropriate. At the date of this Proxy Statement, the Company knew of no other matters which might be presented for stockholder action at the Annual Meeting.

Consolidated financial statements for the Company are included in the Annual Report to Stockholders for the year ended December 27, 2025 that accompanies this Proxy Statement. These financial statements are also on file with the SEC, 100 F Street, N.E., Washington, D.C. 20549 and with the NYSE. The Company’s SEC filings are also available at the Company’s website at www.muellerindustries.com or the SEC’s website at www.sec.gov.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED FOR THE YEAR ENDED DECEMBER 27, 2025 (EXCLUDING EXHIBITS) OR, AS NOTED HEREIN, ANY OF THE COMPANY’S BOARD COMMITTEE CHARTERS, CORPORATE GOVERNANCE GUIDELINES, OR CODE OF ETHICS WILL BE FURNISHED, WITHOUT CHARGE, BY WRITING TO CHRISTOPHER J. MIRITELLO, CORPORATE SECRETARY, MUELLER INDUSTRIES, INC., AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS (150 SCHILLING BOULEVARD, SUITE 100, COLLIERVILLE, TENNESSEE 38017). UPON RECEIPT BY WRITING TO THE FOREGOING ADDRESS, THE COMPANY WILL ALSO FURNISH ANY OTHER EXHIBIT OF THE ANNUAL REPORT ON FORM 10-K UPON ADVANCE PAYMENT OF THE REASONABLE OUT-OF-POCKET EXPENSES OF THE COMPANY RELATED TO THE COMPANY’S FURNISHING OF SUCH EXHIBIT.

MUELLER INDUSTRIES • 2026 PROXY STATEMENT	47

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— NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING TO BE HELD ON MAY 7, 2026

The Proxy Statement and Annual Report are available at: http://www.proxyvote.com

You will need the Control Number included on your proxy card. For the date, time, and location of the Annual General Meeting, please refer to “Solicitation of Proxies.” For information on how to attend and vote in person at the Annual General Meeting, an identification of the matters to be voted upon at the Annual General Meeting and the Board’s recommendations regarding those matters, please refer to “Solicitation of Proxies,” “Election of Directors,” “Appointment of Independent Registered Accounting Firm”, and “Approval of the Compensation of the Company’s Named Executive Officers.”

— HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has enacted a rule that allows multiple investors residing at the same address the convenience of receiving a single copy of annual reports, proxy statements, prospectuses and other disclosure documents if they consent to do so. This is known as “Householding.” Please note, if you do not respond, Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions. Some of those conditions are:

•	You agree to or do not object to the Householding of your materials,
•	You have the same last name and exact address as another investor(s).

If these conditions are met, and SEC regulations allow, your household will receive a single copy of annual reports, proxy statements, prospectuses and other disclosure documents.

You may revoke a prior Householding consent at any time by contacting Broadridge, either by calling toll-free at (800) 542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the Householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document.

By order of the Board of Directors

Christopher J. Miritello
Corporate Secretary

MUELLER INDUSTRIES • 2026 PROXY STATEMENT	48

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ANNUAL MEETING

The Annual Meeting of Stockholders will be held at the Company’s headquarters at 150 Schilling Boulevard, Collierville, TN 38017, 8:00 a.m. local time (CDT), May 7, 2026.

CAPITAL STOCK INFORMATION

The Company declared and paid a quarterly cash dividend of 25 per common share in each quarter of 2025. Payment of dividends in the future is dependent upon our financial condition, cash flows, capital requirements, and other factors.

COMMON STOCK

As of February 19, 2026, the number of holders of record of Mueller’s common stock was approximately 492.

NEW YORK STOCK EXCHANGE

On February 19, 2026, the closing price for Mueller’s common stock on the New York Stock Exchange was $119.10.

FORM 10-K

The Company’s Annual Report on Form 10-K is available on the Company’s website at www.muellerindustries.com or upon written request:

c/o Mueller Industries, Inc.
Attention: Investor Relations
150 Schilling Blvd., Suite 100
Collierville, TN 38017

NYSE CERTIFICATIONS

The Company submitted an unqualified Section 12(a) CEO Certification to the NYSE in 2025. The Company filed with the SEC the CEO/CFO Certifications required under Section 302 of the Sarbanes-Oxley Act as an exhibit to the Company’s Annual Report on Form 10-K for 2025 and 2024.

MARKET FOR MUELLER INDUSTRIES SECURITIES

Common stock is traded on the NYSE (MLI).

TRANSFER AGENT, REGISTRAR & PAYING AGENT

To notify the Company of address changes, lost certificates, dividend payments, or account consolidations, security holders should contact:

Equiniti Trust Company, LLC
Shareholder Services Department
1110 Centre Point Curve
Mendota Heights, MN 55120
Toll Free: (800) 937-5449
Local & International: (718) 921-8124
Email: HelpAST@equiniti.com
Website: https://equiniti.com/us/ast-access/

BOARD OF DIRECTORS

Gregory L. Christopher, Chairman
Terry Hermanson, Lead Independent Director
Elizabeth Donovan
William C. Drummond
Gary S. Gladstein
Scott J. Goldman
John B. Hansen
Charles P. Herzog, Jr.

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MUELLER INDUSTRIES

MUELLER INDUSTRIES, INC.
ATTN: CHRIS J. MIRITELLO
150 SCHILLING BLVD., SUITE 100
COLLIERVILLE, TN 38017

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on 05/06/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on 05/06/2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Gregory L. Christopher
02) Elizabeth Donovan
03) William C. Drummond
04) Gary S. Gladstein
05) Scott J. Goldman
06) John B. Hansen
07) Terry Hermanson
08) Charles P. Herzog, Jr.

The Board of Directors recommends you vote FOR proposals 2 and 3:

	For	Against	Abstain
2. Approve the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.	☐	☐	☐
3. To approve, on an advisory basis by non-binding vote, executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000697583_1 R2.09.05.010

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com

MUELLER INDUSTRIES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - MAY 7, 2026, 8:00 AM CDT
This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Christopher J. Miritello and Jeffrey A. Martin, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated, all shares of Common Stock of Mueller Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 7, 2026, 8:00 AM CDT at 150 Schilling Blvd., Collierville, TN 38017, and at all adjournments thereof, upon and in respect of the matters set forth on the reverse side hereof, and in their discretion, upon any other matter that may properly come before said meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

0000697583_2 R2.09.05.010

Continued and to be signed on reverse side